UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-07634

Name of Fund:  BlackRock Corporate High Yield Fund, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
      Officer, BlackRock Corporate High Yield Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (800) 882-0052

Date of fiscal year end: 05/31/07

Date of reporting period: 06/01/06 - 05/31/07

Item 1 - Report to Stockholders

ALTERNATIVES   BLACKROCK SOLUTIONS   EQUITIES
FIXED INCOME   LIQUIDITY             REAL ESTATE

BlackRock Corporate High Yield                                         BLACKROCK
Fund, Inc.

ANNUAL REPORT | MAY 31, 2007

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

BlackRock Corporate High Yield Fund, Inc.

The Benefits and Risks of Leveraging

BlackRock Corporate High Yield Fund, Inc. utilizes leveraging through borrowings or issuance of short-term debt securities or shares of Preferred Stock. The concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the income earned by the Fund on its longer-term portfolio investments. Since the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund's Common Stock shareholders are the beneficiaries of the incremental yield.

Leverage creates risks for holders of Common Stock including the likelihood of greater net asset value and market price volatility. In addition, there is the risk that fluctuations in interest rates on borrowings (or in the dividend rates on any Preferred Stock, if the Fund were to issue Preferred Stock) may reduce the Common Stock's yield and negatively impact its net asset value and market price. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund's net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund's net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Stock shareholders will be reduced.


2       BLACKROCK CORPORATE HIGH YIELD FUND, INC.              MAY 31, 2007

A Letter to Shareholders

Dear Shareholder

The 12 months from May 2006 to May 2007 took global equities on an extraordinary ride. A sharp correction at the start, the first in almost four years, gave way to strength in the latter half of 2006 and early 2007. This rally was interrupted by another set-back at the end of February, before markets resumed their upward march through May 31. Ultimately, the tailwinds of a generally favorable global economic backdrop, tame inflation, relatively low interest rates, still positive earnings growth and attractive valuations prevailed over the headwinds of a weakening U.S. economy, slowing housing market, escalating geopolitical concerns and high energy prices. In fact, both the Dow Jones Industrial Average and the Standard & Poor's 500 Index touched new record highs following the most recent correction.

Mixed economic signals led to volatile behavior in fixed income markets as well. However, from the beginning of 2007 through May 31, short-term bond yields generally fell while longer-term yields increased. This resulted in some re-steepening of the yield curve, which had been flat to inverted throughout 2006. On a year-over-year basis, yields on 30-year Treasury bonds fell 20 basis points (.20%) and 10-year yields fell 22 basis points, while bond prices correspondingly rose. Meanwhile, the Federal Reserve Board (the Fed) has left the federal funds rate at 5.25% since first pausing in August 2006. While first-quarter gross domestic product growth of 0.6% represented the slowest rate of expansion since 2002, the Fed reiterated its view that inflation, not a slowing economy, remains its primary concern. Many observers interpreted the Fed's reaction to mean that the economy has hit its low and is bound for renewed strength, therefore reducing the likelihood of an interest rate cut in the near future.

Against this backdrop, most major market indexes posted positive returns for the annual and semi-annual reporting periods ended May 31, 2007, with equities exhibiting particular strength:

Total Returns as of May 31, 2007                                                       6-month       12-month
=============================================================================================================
U.S. equities (Standard & Poor's 500 Index)                                            +10.29%        +22.79%
-------------------------------------------------------------------------------------------------------------
Small cap U.S. equities (Russell 2000 Index)                                           + 8.39         +18.92
-------------------------------------------------------------------------------------------------------------
International equities (MSCI Europe, Australasia, Far East Index)                      +14.08         +26.84
-------------------------------------------------------------------------------------------------------------
Fixed income (Lehman Brothers Aggregate Bond Index)                                    + 0.69         + 6.66
-------------------------------------------------------------------------------------------------------------
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)                         + 0.30         + 4.84
-------------------------------------------------------------------------------------------------------------
High yield bonds (Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index)       + 6.02         +12.64
-------------------------------------------------------------------------------------------------------------

We expect market volatility to linger throughout the remainder of 2007. As you navigate the uncertainties, we encourage you to review your investment goals with your financial professional and to make portfolio changes, as needed. For more insight, we invite you to view "What's Ahead in 2007: An Investment Perspective" and "Are You Prepared for Volatility?" at www.blackrock.com/funds. We thank you for entrusting BlackRock with your investment assets, and we look forward to continuing to serve you in the months and years ahead.

                                                     Sincerely,


                                                     /s/ Robert C. Doll, Jr.

                                                     Robert C. Doll, Jr.
                                                     Fund President and Director


    BLACKROCK CORPORATE HIGH YIELD FUND, INC.              MAY 31, 2007       3

A Discussion With Your Fund's Portfolio Managers

      The Fund outperformed the Credit Suisse High Yield Index and its comparable Lipper category average for the fiscal year.

How did the Fund perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended May 31, 2007, the Common Stock of BlackRock Corporate High Yield Fund, Inc. had net annualized yields of 7.46% and 7.99%, based on a year-end per share net asset value of $9.07 and a per share market price of $8.47, respectively, and $.677 per share income dividends. For the same period, the total investment return on the Fund's Common Stock was +15.60%, based on a change in per share net asset value from $8.52 to $9.07, and assuming reinvestment of all distributions. The high yield bond market, as measured by the Credit Suisse High Yield Index, returned +13.21% for the 12-month period, while the Fund's comparable Lipper category of High Current Yield Funds (Leveraged) had an average return of +14.61%. (Funds in this Lipper category aim for relatively high current yield from investment in fixed income securities, have no quality or maturity restrictions, and tend to invest in lower-grade debt issues.)

For the six-month period ended May 31, 2007, the total investment return on the Fund's Common Stock was +8.74%, based on a change in per share net asset value from $8.68 to $9.07, and assuming reinvestment of all distributions. The Credit Suisse High Yield Index returned +6.53% for the period, while the Lipper High Current Yield Funds (Leveraged) category had an average return of +7.59%.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of distributions, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or a discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment returns based on changes in the Fund's net asset value.

The high yield market moved upward over the past 12 months, although it did encounter weakness early on, in June 2006. The market managed to post positive returns in each of the next 11 months, aided by the continuation of historically low default rates and relatively low new-issue supply. Additionally, the high yield market continued to experience significant inflows as low overall volatility and strong U.S. equity market returns motivated investors to seek higher-yielding assets.

As measured by the Credit Suisse High Yield Index, the yield spreads of high yield bonds versus those of 10-year U.S. Treasury securities decreased from 329 basis points (3.29%) on May 31, 2006, to 238 basis points at May 31, 2007.

High yield securities and the Fund significantly outperformed U.S. Treasury issues, which returned +5.97% for the 12-month period, as measured by the Merrill Lynch 10-Year U.S. Treasury Securities Index. Accordingly, the higher-quality sector of the high yield market, which is more closely correlated with Treasury issues, lagged during the period while lower-quality issues outperformed.

Against this backdrop, the Fund's exposure to lower-quality credits benefited performance. In the latter half of the fiscal year, after a new management team assumed responsibility for the portfolio, its overweight position in issues rated B and CCC was beneficial to performance. Conversely, an underweight exposure to BB-rated issues detracted from performance, as all segments of the high yield market performed well. Also in the latter six months, the Fund's overweight positions in the media (non-cable), technology, aerospace/defense, consumer service and chemical sectors were the strongest positive contributors to performance. Underweight positions in automotives, supermarkets and home construction were the biggest detractors.

What changes were made to the portfolio during the period?

A new management team assumed responsibility for the day-to-day management of the Fund's portfolio in October 2006 and implemented its longstanding strategy of investing in securities of higher-quality companies with good pricing power and strong fundamentals. Having said that, the management team did increase allocations to certain lower-quality credit tiers, establishing overweight positions in B-rated and CCC-rated credits in an effort to capitalize on positive returns being generated by these segments of the high yield market. As mentioned earlier, the increased emphasis on lower-quality issues benefited performance in the second half of the fiscal year.


4       BLACKROCK CORPORATE HIGH YIELD FUND, INC.              MAY 31, 2007

From a sector perspective, we moved the portfolio to overweight positions versus the benchmark in the media (non-cable), gaming and paper industries. We maintained the portfolio's underweight exposure to electric utilities, media (cable), supermarkets and lodging.

The Fund's leverage position earned an incremental yield on the investments we made with the borrowed funds. For the year ended May 31, 2007, the average amount borrowed was $126.0 million, and the daily weighted average interest rate was 5.53%. While leveraging will enhance the Fund's total return in a strong market, the converse also is true in a weak market. (For a more complete discussion of the benefits and risks of leveraging, see page 2 of this report to shareholders.)

How would you characterize the Fund's position at the close of the period?

Volatility picked up somewhat in the second quarter of 2007, resulting in an investor flight to quality. However, fundamental and technical valuations remained favorable for the high yield market, with default rates below 1% and a new-issue calendar that was just beginning to satisfy the high yield investor. The Fund had an average credit rating of B at the end of the period, consistent with the rating of the Credit Suisse High Yield Index and unchanged from the beginning of the period.

At May 31, 2007, 91.6% of the Fund's net assets was invested in high yield bonds. The portfolio was overweight relative to the benchmark in the media (non-cable), retail and aerospace/defense sectors. The Fund's primary underweights were in the information technology, automotive, financials and housing sectors. Floating rate securities, including bank loans, accounted for 2.4% of non-cash investments at period-end.

We retain our emphasis on investing in securities of higher-quality companies with good pricing power and strong fundamentals. Going forward, we will continue to focus on increasing the Fund's net asset value with the intention of producing a competitive total return for shareholders. The turmoil in the subprime mortgage market in the first half of 2007 has not had a direct effect on Fund performance, but we maintain the portfolio's underweight exposure to securities issued by homebuilders.

Scott Amero
Portfolio Manager

Kevin Booth, CFA
Portfolio Manager

Jeffrey Gary
Portfolio Manager

James Keenan, CFA
Portfolio Manager

June 27, 2007

--------------------------------------------------------------------------------
We are pleased to announce that Kevin Booth, CFA, and James E. Keenan, CFA, have joined the Fund's portfolio management team and, together with Mr. Amero and Mr. Gary, are jointly responsible for the day-to-day management of the Fund's portfolio and the selection of its investments. Mr. Booth is a Managing Director with BlackRock Financial Management and co-head of the high yield team within the Fixed Income Portfolio Management Group. Mr. Booth joined BlackRock following the merger with Merrill Lynch Investment Managers (MLIM) in 2006. He was a Managing Director (Global Fixed Income) with MLIM in 2006, a Director from 1998 to 2006 and Vice President from 1991 to 1998. Mr. Booth has been a portfolio manager with BlackRock or MLIM since 1992, and was a member of MLIM's bank loan group from 2000 to 2006. Mr. Keenan is a Director with BlackRock Financial Management and co-head of the high yield team within the Fixed Income Portfolio Management Group. Mr. Keenan has been with the firm since 2004 as a Portfolio Manager on the high yield team. Prior to that, he was a senior high yield trader at Columbia Management Group from 2003 to 2004. Mr. Keenan began his investment career at UBS Global Asset Management, where he held roles as a trader, research analyst and portfolio analyst from 1998 through 2003.
--------------------------------------------------------------------------------


    BLACKROCK CORPORATE HIGH YIELD FUND, INC.              MAY 31, 2007       5

Portfolio Information

As of May 31, 2007

                                                                     Percent of
Ten Largest Holdings                                                Total Assets
--------------------------------------------------------------------------------
Realogy Corp.* ....................................................      1.5%
L-3 Communications Corp.* .........................................      1.3
Freescale Semiconductor, Inc.* ....................................      1.1
Freeport-McMoRan Copper & Gold, Inc.* .............................      1.0
SunGard Data Systems, Inc.* .......................................      1.0
CCH I, LLC ........................................................      0.9
AutoNation, Inc.* .................................................      0.9
Michaels Stores, Inc.* ............................................      0.9
Reliant Energy, Inc. ..............................................      0.9
Nielson Finance LLC* ..............................................      0.8
--------------------------------------------------------------------------------
*     Includes combined holdings.

--------------------------------------------------------------------------------
                                                                   Percent of
Five Largest Industries                                        Total Investments
--------------------------------------------------------------------------------
Cable -- U.S. .....................................................      7.3%
Diversified Media .................................................      6.2
Service ...........................................................      5.8
Paper .............................................................      5.5
Information Technology ............................................      5.3
--------------------------------------------------------------------------------
      For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications for reporting ease.

--------------------------------------------------------------------------------
                                                                   Percent of
Five Largest Foreign Countries*                                Total Investments
--------------------------------------------------------------------------------
Canada ............................................................      6.0%
Bermuda ...........................................................      1.8
Netherlands .......................................................      0.9
United Kingdom ....................................................      0.7
Denmark ...........................................................      0.6
--------------------------------------------------------------------------------
*     All holdings are denominated in U.S. dollars.

--------------------------------------------------------------------------------
Quality Ratings by                                                 Percent of
S&P/Moody's                                                    Total Investments
--------------------------------------------------------------------------------
BBB/Baa ...........................................................      1.0%
BB/Ba .............................................................     22.5
B/B ...............................................................     53.5
CCC/Caa ...........................................................     15.7
NR (Not Rated) ....................................................      3.2
Other* ............................................................      4.1
--------------------------------------------------------------------------------
* Includes portfolio holdings in common stock, preferred stocks, warrants, short-term investments and other interests.


6       BLACKROCK CORPORATE HIGH YIELD FUND, INC.              MAY 31, 2007

Schedule of Investments                                        (in U.S. dollars)

          Face
        Amount    Corporate Bonds                                       Value
================================================================================
Aerospace & Defense -- 4.4%
    $1,817,000    Alliant Techsystems, Inc., 2.75%
                    due 9/15/2011 (b)(i)                             $ 2,146,331
       525,000    Bombardier, Inc., 8% due 11/15/2014 (i)                559,125
     1,325,000    DRS Technologies, Inc., 6.875% due 11/01/2013        1,334,937
       925,000    Esterline Technologies Corp., 7.75%
                    due 6/15/2013                                        955,062
                  L-3 Communications Corp.:
     1,350,000        7.625% due 6/15/2012                             1,397,250
     1,525,000        5.875% due 1/15/2015                             1,486,875
     1,280,000        3% due 8/01/2035 (b)(i)                          1,417,600
     1,275,000        Series B, 6.375% due 10/15/2015                  1,271,812
       810,000    Standard Aero Holdings, Inc., 8.25%
                    due 9/01/2014                                        872,775
       440,000    TransDigm, Inc., 7.75% due 7/15/2014 (i)               457,600
     1,825,000    Vought Aircraft Industries, Inc., 8%
                    due 7/15/2011                                      1,872,906
                                                                     -----------
                                                                      13,772,273
================================================================================
Airlines -- 0.4%
                  Continental Airlines, Inc.:
       964,066        Series 1997-4-B, 6.90% due 7/02/2018               956,835
        37,998        Series 1998-1-C, 6.541% due 9/15/2009               37,951
       412,607        Series 2001-1 Class C, 7.033%
                        due 12/15/2012                                   408,481
                                                                     -----------
                                                                       1,403,267
================================================================================
Automotive -- 4.2%
       515,000    Accuride Corp., 8.50% due 2/01/2015                    529,162
       330,000    Asbury Automotive Group, Inc., 7.625%
                    due 3/15/2017 (i)                                    330,000
                  AutoNation, Inc.:
     2,675,000        7.356% due 4/15/2013 (d)                         2,701,750
     1,425,000        7% due 4/15/2014                                 1,439,250
       710,000    Ford Capital BV, 9.50% due 6/01/2010                   727,750
                  Ford Motor Co.:
       295,000        7.45% due 7/16/2031                                242,637
       600,000        8.90% due 1/15/2032                                532,500
       660,000    Ford Motor Credit Co., 8.105% due 1/13/2012 (d)        663,217
       200,000    Ford Motor Credit Co. LLC, 7.80% due 6/01/2012         199,019
                  General Motors Acceptance Corp.:
       550,000        7.25% due 3/02/2011                                560,643
       240,000        8% due 11/01/2031                                  263,665
                  The Goodyear Tire & Rubber Co.:
        60,000        7.857% due 8/15/2011                                62,700
       840,000        8.625% due 12/01/2011 (i)                          907,200
       840,000    Group 1 Automotive, Inc., 2.25%
                    due 6/15/2036 (b)(l)                                 752,850
       440,000    Keystone Automotive Operations, Inc., 9.75%
                    due 11/01/2013                                       391,600
     2,040,000    Lear Corp., 8.75% due 12/01/2016                     1,958,400
     1,030,000    United Auto Group, Inc., 7.75%
                    due 12/15/2016 (i)                                 1,040,300
                                                                     -----------
                                                                      13,302,643
================================================================================
Broadcasting -- 5.1%
     1,700,000    Allbritton Communications Co., 7.75%
                    due 12/15/2012                                     1,753,125
     1,090,000    Barrington Broadcasting Group LLC, 10.50%
                    due 8/15/2014 (i)                                  1,155,400
       480,000    Bonten Media Acquisition Co., 9%
                    due 6/01/2015 (f)(i)                                 483,483
     1,875,000    CMP Susquehanna Corp., 9.875%
                    due 5/15/2014 (i)                                  1,912,500
       250,000    Local TV Finance LLC, 9.25% due 6/15/2015 (f)(i)       252,173
       370,000    Nexstar Finance, Inc., 7% due 1/15/2014                376,475
     2,800,000    Paxson Communications Corp., 8.606%
                    due 1/15/2012 (d)(i)                               2,859,500
     2,425,000    Salem Communications Corp., 7.75%
                    due 12/15/2010                                     2,479,563
     1,475,000    Sinclair Broadcast Group, Inc., 8% due 3/15/2012     1,534,000
       450,000    Sirius Satellite Radio, Inc., 9.625%
                    due 8/01/2013                                        451,125
     1,380,000    Umbrella Acquisition, 9.75% due 3/15/2015 (f)(i)     1,428,300
     1,160,000    Young Broadcasting, Inc., 10% due 3/01/2011          1,180,300
                                                                     -----------
                                                                      15,865,944
================================================================================
Cable -- U.S. -- 8.5%
     3,880,000    CCH I, LLC, 11% due 10/01/2015                       4,217,538
     2,125,000    CSC Holdings, Inc. Series B, 7.625%
                    due 4/01/2011                                      2,178,125
                  Cablevision Systems Corp. Series B:
        75,000        9.82% due 4/01/2009 (d)                             79,406
       425,000        8% due 4/15/2012                                   431,375
     3,265,000    Charter Communications Holdings II LLC, 10.25%
                    due 9/15/2010                                      3,477,225
     1,830,000    Echostar DBS Corp., 7.125% due 2/01/2016             1,878,037
                  Intelsat Bermuda Ltd.:
       220,000        11.354% due 6/15/2013 (d)                          235,125
       610,000        8.872% due 1/15/2015 (d)                           623,725
       650,000        11.25% due 6/15/2016                               742,625
     1,030,000    Intelsat Corp., 9% due 6/15/2016                     1,127,850
       330,000    Intelsat Ltd., 6.50% due 11/01/2013                    282,150
     2,025,000    Intelsat Subsidiary Holding Co. Ltd., 8.625%
                    due 1/15/2015                                      2,169,281
       535,000    Loral Spacecom Corp., 14% due 11/15/2015 (f)           576,204
     2,250,000    Mediacom LLC, 9.50% due 1/15/2013                    2,323,125
     2,035,000    PanAmSat Corp., 9% due 8/15/2014                     2,197,800
     1,875,000    Quebecor Media, Inc., 7.75% due 3/15/2016            1,968,750
     1,800,000    Rainbow National Services LLC, 10.375%
                    due 9/01/2014 (i)                                  2,020,500
                                                                     -----------
                                                                      26,528,841
================================================================================
Chemicals -- 4.5%
       800,000    American Pacific Corp., 9% due 2/01/2015 (i)           807,000
                  Hexion U.S. Finance Corp.:
       500,000        9.75% due 11/15/2014                               538,750
       600,000        9.86% due 11/15/2014 (d)(i)                        627,000
       765,000    Ineos Group Holdings Plc, 8.50% due 2/15/2016 (i)      769,781
       590,000    Innophos Holdings, Inc., 9.50% due 4/15/2012 (i)       601,800
       740,000    Innophos, Inc., 8.875% due 8/15/2014                   780,700
       425,000    Key Plastics LLC and Key Plastics Finance Corp.,
                    11.75% due 3/15/2013 (i)                             427,125
     1,595,000    MacDermid, Inc., 9.50% due 4/15/2017 (i)             1,682,725
     2,170,000    Momentive Performance Materials, Inc., 10.125%
                    due 12/01/2014 (f)(i)                              2,267,650
     1,920,000    NOVA Chemicals Corp., 8.484% due 11/15/2013 (d)      1,948,800
                  Nalco Co.:
     1,125,000        7.75% due 11/15/2011                             1,164,375
     1,125,000        8.875% due 11/15/2013                            1,206,563
       780,000    Nalco Finance Holdings, Inc., 10.041%
                    due 2/01/2014 (k)                                    705,900
                  Terra Capital, Inc. Series B, 7% due 2/01/2017         516,288
                                                                     -----------
                                                                      14,044,457
================================================================================


    BLACKROCK CORPORATE HIGH YIELD FUND, INC.              MAY 31, 2007       7

Schedule of Investments (continued)                            (in U.S. dollars)

          Face
        Amount    Corporate Bonds                                       Value
================================================================================
Consumer -- Durables -- 0.0%
      $ 50,000    Simmons Bedding Co., 7.875% due 1/15/2014          $    51,000
================================================================================
Consumer -- Non-Durables -- 3.3%
     1,950,000    American Greetings Corp., 7.375% due 6/01/2016       1,991,437
     1,375,000    Chattem, Inc., 7% due 3/01/2014                      1,378,437
       550,000    Church & Dwight Co., Inc., 6% due 12/15/2012           540,375
     3,375,000    Hines Nurseries, Inc., 10.25% due 10/01/2011         2,700,000
     1,875,000    Levi Strauss & Co., 8.875% due 4/01/2016             1,989,844
     1,850,000    Quiksilver, Inc., 6.875% due 4/15/2015               1,801,438
                                                                     -----------
                                                                      10,401,531
================================================================================
Diversified Media -- 8.4%
     1,255,000    Affinion Group, Inc., 11.50% due 10/15/2015          1,402,462
       225,000    American Media Operations, Inc. Series B, 10.25%
                    due 5/01/2009                                        220,781
       320,000    CBD Media Holdings LLC, 9.25% due 7/15/2012            339,200
     2,425,000    CBD Media, Inc., 8.625% due 6/01/2011                2,491,687
     1,475,000    Cadmus Communications Corp., 8.375%
                    due 6/15/2014                                      1,493,437
       360,000    CanWest Media, Inc., 8% due 9/15/2012                  371,700
     1,294,000    Dex Media West LLC, 9.875% due 8/15/2013             1,405,607
     1,880,000    Idearc, Inc., 8% due 11/15/2016                      1,948,150
     1,873,000    Liberty Media Corp., 0.75% due 3/30/2023 (b)         2,329,544
       260,000    Network Communications, Inc., 10.75%
                    due 12/01/2013                                       275,925
                  Nielsen Finance LLC (i):
     2,800,000        10% due 8/01/2014                                3,052,000
       990,000        9.919% due 8/01/2016 (k)                           720,225
     3,115,000    Primedia, Inc., 8% due 5/15/2013                     3,294,113
     2,675,000    Quebecor World, Inc., 9.75% due 1/15/2015 (i)        2,835,500
                  RH Donnelley Corp.:
     1,300,000        Series A-2, 6.875% due 1/15/2013                 1,280,500
     1,195,000        Series A-3, 8.875% due 1/15/2016                 1,287,613
     1,700,000    Universal City Florida Holding Co. I, 10.106%
                    due 5/01/2010 (d)                                  1,755,250
                                                                     -----------
                                                                      26,503,694
================================================================================
Energy -- Exploration & Production -- 4.5%
       470,000    Berry Petroleum Co., 8.25% due 11/01/2016              480,575
     1,450,000    Chaparral Energy, Inc., 8.50% due 12/01/2015         1,453,625
     1,600,000    Compton Petroleum Finance Corp., 7.625%
                    due 12/01/2013                                     1,616,000
     2,350,000    Corral Finans AB, 6.855% due 4/15/2010 (f)(i)        2,357,239
     2,600,000    EXCO Resources, Inc., 7.25% due 1/15/2011            2,626,000
     1,850,000    Encore Acquisition Co., 6.25% due 4/15/2014          1,722,812
     1,600,000    OPTI Canada, Inc., 8.25% due 12/15/2014 (i)          1,700,000
       705,000    Sabine Pass LNG LP, 7.50% due 11/30/2016 (i)           722,625
     1,310,000    Stone Energy Corp., 8.106% due 7/15/2010 (d)(i)      1,310,000
                                                                     -----------
                                                                      13,988,876
================================================================================
Energy -- Other -- 2.8%
     2,170,000    Aleris International, Inc., 9%
                    due 12/15/2014 (f)(i)                              2,233,839
     1,025,000    Copano Energy LLC, 8.125% due 3/01/2016              1,068,562
       350,000    KCS Energy, Inc., 7.125% due 4/01/2012                 350,000
       680,000    North American Energy Partners, Inc., 8.75%
                    due 12/01/2011                                       700,400
     1,800,000    Ocean RIG ASA, 9.35% due 4/04/2011 (d)               1,795,500
     2,480,000    SemGroup LP, 8.75% due 11/15/2015 (i)                2,594,700
                                                                     -----------
                                                                       8,743,001
================================================================================
Financial -- 0.6%
                  American Real Estate Partners LP:
       170,000        7.125% due 2/15/2013                               167,025
     1,100,000        7.125% due 2/15/2013 (i)                         1,080,750
       630,000    USI Holdings Corp., 9.23% due 11/15/2014 (d)(i)        631,575
                                                                     -----------
                                                                       1,879,350
================================================================================
Food & Tobacco -- 3.4%
       750,000    AmeriQual Group LLC, 9.50% due 4/01/2012 (i)           772,500
     1,400,000    Constellation Brands, Inc., 8.125% due 1/15/2012     1,445,500
     2,800,000    Cott Beverages USA, Inc., 8% due 12/15/2011          2,873,500
     2,812,000    Del Monte Corp., 8.625% due 12/15/2012               2,952,600
       185,000    Landry's Restaurants, Inc. Series B, 7.50%
                    due 12/15/2014                                       184,075
     1,850,000    National Beef Packing Co. LLC, 10.50%
                    due 8/01/2011                                      1,947,125
       485,000    Swift & Co., 12.50% due 1/01/2010                      506,825
                                                                     -----------
                                                                      10,682,125
================================================================================
Gaming -- 6.7%
                  Caesars Entertainment, Inc.:
     1,275,000        7.875% due 3/15/2010                             1,333,969
        80,000        8.125% due 5/15/2011                                84,700
       735,000    French Lick Resorts & Casino LLC, 10.75%
                    due 4/15/2014 (i)                                    621,075
                  Galaxy Entertainment Finance Co. Ltd. (i):
       225,000        10.409% due 12/15/2010 (d)                         237,375
       500,000        9.875% due 12/15/2012                              543,750
       555,000    Greektown Holdings, LLC, 10.75%
                    due 12/01/2013 (i)                                   599,400
     2,630,000    Harrah's Operating Co., Inc., 5.75%
                    due 10/01/2017                                     2,182,900
     1,425,000    Inn of the Mountain Gods Resort & Casino, 12%
                    due 11/15/2010                                     1,542,562
     1,175,000    Little Traverse Bay Bands of Odawa Indians,
                    10.25% due 2/15/2014 (i)                           1,222,000
       400,000    MGM Mirage, 6.75% due 4/01/2013                        393,000
     1,875,000    Penn National Gaming, Inc., 6.875%
                    due 12/01/2011                                     1,889,063
     2,375,000    Poster Financial Group, Inc., 8.75%
                    due 12/01/2011                                     2,493,750
       925,000    San Pasqual Casino, 8% due 9/15/2013 (i)               952,750
                  Station Casinos, Inc.:
     1,100,000        6.50% due 2/01/2014                              1,018,875
     1,525,000        7.75% due 8/15/2016                              1,574,563
       625,000        6.625% due 3/15/2018                               562,500
     1,945,000    Tropicana Entertainment, LLC, 9.625%
                    due 12/15/2014 (i)                                 1,964,450
     1,675,000    Wynn Las Vegas LLC, 6.625% due 12/01/2014            1,681,281
                                                                     -----------
                                                                      20,897,963
================================================================================
Health Care -- 6.3%
       300,000    Accellent, Inc., 10.50% due 12/01/2013                 309,375
     1,060,000    Angiotech Pharmaceuticals, Inc., 9.11%
                    due 12/01/2013 (d)                                 1,102,400
       600,000    The Cooper Cos., Inc., 7.125% due 2/15/2015 (i)        612,000
     1,875,000    Elan Finance Plc, 9.36% due 11/15/2011 (d)           1,912,500
     1,750,000    HealthSouth Corp., 11.354% due 6/15/2014 (d)(i)      1,907,500
                  Omnicare, Inc.:
       675,000        6.75% due 12/15/2013                               664,875
       760,000        Series OCR, 3.25% due 12/15/2035 (b)               646,950
       900,000    PTS Acquisition Corp., 9.50% due 4/15/2015 (f)(i)      924,750


8       BLACKROCK CORPORATE HIGH YIELD FUND, INC.              MAY 31, 2007

Schedule of Investments (continued)                            (in U.S. dollars)

          Face
        Amount    Corporate Bonds                                       Value
================================================================================
Health Care (concluded)
                  Tenet Healthcare Corp., 6.50% due 6/01/2012
     $ 700,000        6.50% due 6/01/2012                            $   651,875
     2,105,000        9.875% due 7/01/2014                             2,157,625
       770,000    Triad Hospitals, Inc., 7% due 5/15/2012                800,800
     2,800,000    US Oncology, Inc., 9% due 8/15/2012                  2,926,000
     1,460,000    United Surgical Partners International, Inc.,
                    8.875% due 5/01/2017 (i)                           1,509,275
                  Universal Hospital Services, Inc. (i):
       290,000        8.759% due 6/01/2015 (d)                           294,350
       310,000        8.50% due 6/01/2015 (f)                            316,516
       925,000    VWR International, Inc., 8% due 4/15/2014              995,531
     1,875,000    Vanguard Health Holding Co. II, LLC, 9%
                    due 10/01/2014                                     1,964,063
                                                                     -----------
                                                                      19,696,385
--------------------------------------------------------------------------------
Housing -- 5.0%
     2,825,000    Forest City Enterprises, Inc., 7.625% due 6/01/2015  2,881,500
                  Goodman Global Holding Co., Inc.:
       645,000        8.36% due 6/15/2012 (d)                            652,256
     1,300,000        7.875% due 12/15/2012                            1,322,750
       350,000    Masonite Corp., 11% due 4/06/2015 (i)                  330,750
       530,000    Nortek, Inc., 8.50% due 9/01/2014                      526,025
       850,000    Ply Gem Industries, Inc., 9% due 2/15/2012             788,375
                  Realogy Corp. (i):
     1,410,000        10.50% due 4/15/2014                             1,415,288
     2,230,000        11% due 4/15/2014 (f)                            2,218,850
     3,180,000        12.375% due 4/15/2015                            3,100,500
     1,500,000    Standard-Pacific Corp., 9.25% due 4/15/2012          1,488,750
       925,000    Texas Industries, Inc., 7.25% due 7/15/2013            957,375
                                                                     -----------
                                                                      15,682,419
--------------------------------------------------------------------------------
Information Technology -- 6.7%
                  Amkor Technology, Inc.:
       260,000        7.75% due 5/15/2013                                255,125
     1,290,000        9.25% due 6/01/2016                              1,351,275
       560,000    BMS Holdings, Inc., 12.40% due 2/15/2012 (d)(f)(i)     533,761
       195,000    Compagnie Generale de Geophysique SA, 7.50%
                    due 5/15/2015                                        204,019
       300,000    Compagnie Generale de Geophysique-Veritas,
                    7.75% due 5/15/2017                                  316,500
       250,000    Cypress Semiconductor Corp., 1%
                    due 9/15/2009 (b)(i)                                 265,625
                  Freescale Semiconductor, Inc. (i):
     4,680,000        9.125% due 12/15/2014 (f)                        4,633,200
       460,000        9.23% due 12/15/2014 (d)                           460,575
     1,790,000    Nortel Networks Ltd., 9.606% due 7/15/2011 (d)(i)    1,928,725
                  Sanmina-SCI Corp.:
        55,000        6.75% due 3/01/2013                                 51,838
     1,055,000        8.125% due 3/01/2016                             1,025,988
     1,135,000    Spansion, Inc., 8.485% due 6/01/2013 (d)(i)          1,149,188
                  SunGard Data Systems, Inc.:
     2,025,000        9.125% due 8/15/2013                             2,151,563
     1,980,000        10.25% due 8/15/2015 (i)                         2,165,625
       235,000    Telcordia Technologies, Inc., 10% due 3/15/2013 (i)    218,550
     1,286,813    UGS Capital Corp. II, 10.348% due 6/01/2011 (f)(i)   1,322,200
     1,300,000    UGS Corp., 10% due 6/01/2012                         1,416,190
     1,450,000    Viasystems, Inc., 10.50% due 1/15/2011               1,479,000
                                                                     -----------
                                                                      20,928,947
================================================================================
Leisure -- 1.2%
     1,425,000    FelCor Lodging LP, 8.50% due 6/01/2011               1,521,187
     1,860,000    Great Canadian Gaming Corp., 7.25%
                    due 2/15/2015 (i)                                  1,883,250
                  Travelport, Inc. (i):
        85,000        9.875% due 9/01/2014                                91,588
       345,000        9.985% due 9/01/2014 (d)                           357,938
                                                                     -----------
                                                                       3,853,963
================================================================================
Manufacturing -- 4.6%
     1,200,000    AGY Holding Corp., 11% due 11/15/2014 (i)            1,258,500
       360,000    Belden CDT, Inc., 7% due 3/15/2017 (i)                 368,590
     2,000,000    CPI Holdco, Inc., 11.151% due 2/01/2015 (d)(i)       2,065,000
     1,100,000    Coleman Cable, Inc., 9.875% due 10/01/2012 (i)       1,153,625
     1,570,000    Jarden Corp., 7.50% due 5/01/2017                    1,601,400
                  NXP BV:
     1,255,000        8.106% due 10/15/2013                            1,292,650
     2,155,000        9.50% due 10/15/2015                             2,230,425
                  RBS Global, Inc.:
       440,000        9.50% due 8/01/2014                                473,000
       950,000        11.75% due 8/01/2016 (i)                         1,071,125
       525,000        8.875% due 9/01/2016                               547,313
       490,000    Sensata Technologies BV, 8% due 5/01/2014              494,900
     1,735,000    Trimas Corp., 9.875% due 6/15/2012                   1,815,244
                                                                     -----------
                                                                      14,371,772
================================================================================
Metal -- Other -- 3.8%
                  FMG Finance Pty Ltd. (i):
       500,000        10% due 9/01/2013                                  561,250
       720,000        10.625% due 9/01/2016                              864,900
     1,850,000    Foundation PA Coal Co., 7.25% due 8/01/2014          1,873,125
                  Freeport-McMoRan Copper & Gold, Inc.:
     1,070,000        8.564% due 4/01/2015 (d)                         1,127,512
     3,150,000        8.375% due 4/01/2017                             3,441,375
     2,100,000    Indalex Holding Corp. Series B, 11.50%
                    due 2/01/2014                                      2,228,625
     1,875,000    Novelis, Inc., 7.25% due 2/15/2015                   1,978,125
                                                                     -----------
                                                                      12,074,912
================================================================================
Packaging -- 3.7%
                  Berry Plastics Holding Corp.:
     1,280,000        8.875% due 9/15/2014                             1,312,000
     1,780,000        9.235% due 9/15/2014 (d)                         1,822,275
     2,075,000    Graham Packing Co., Inc., 9.875% due 10/15/2014      2,137,250
       390,000    Impress Holdings B.V., 8.481% due 9/15/2013 (d)(i)     398,775
                  Owens-Brockway Glass Container, Inc.:
     2,440,000        8.875% due 2/15/2009                             2,494,900
       925,000        8.25% due 5/15/2013                                975,875
     1,255,000    Packaging Dynamics Finance Corp., 10%
                    due 5/01/2016 (i)                                  1,267,550
     1,130,000    Pregis Corp., 12.375% due 10/15/2013 (i)             1,276,900
                                                                     -----------
                                                                      11,685,525
================================================================================


    BLACKROCK CORPORATE HIGH YIELD FUND, INC.              MAY 31, 2007       9

Schedule of Investments (continued)                            (in U.S. dollars)

          Face
        Amount    Corporate Bonds                                       Value
================================================================================
Paper -- 7.4%
                  Abitibi-Consolidated, Inc.:
    $1,875,000        8.855% due 6/15/2011 (d)                       $ 1,767,187
       780,000        6% due 6/20/2013                                   647,400
       175,000        8.85% due 8/01/2030                                148,531
       925,000    Ainsworth Lumber Co. Ltd., 9.10%
                    due 10/01/2010 (d)                                   758,500
     1,825,000    Boise Cascade LLC, 8.231% due 10/15/2012 (d)         1,825,000
     1,160,000    Bowater Canada Finance Corp., 7.95%
                    due 11/15/2011                                     1,117,950
     2,625,000    Bowater, Inc., 8.36% due 3/15/2010 (d)               2,628,281
     3,000,000    Domtar, Inc., 7.125% due 8/15/2015                   3,018,750
                  Graphic Packaging International Corp.:
     1,000,000        8.50% due 8/15/2011                              1,041,250
       590,000        9.50% due 8/15/2013                                627,612
                  NewPage Corp.:
     1,375,000        11.606% due 5/01/2012 (d)                        1,527,969
     1,655,000        12% due 5/01/2013                                1,837,050
       825,000    Norske Skog Canada Ltd. Series D, 8.625%
                    due 6/15/2011                                        827,063
     1,875,000    Rock-Tenn Co., 8.20% due 8/15/2011                   1,987,500
       224,000    Smurfit Kappa Funding Plc, 9.625%
                    due 10/01/2012                                       236,320
     2,220,000    Smurfit-Stone Container Enterprises, Inc., 8%
                    due 3/15/2017 (i)                                  2,236,650
                  Verso Paper Holdings LLC (i):
       875,000        9.125% due 8/01/2014                               927,500
        90,000        11.375% due 8/01/2016                               96,300
                                                                     -----------
                                                                      23,256,813
================================================================================
Retail -- 4.8%
       290,000    Beverages & More, Inc., 9.25% due 3/01/2012 (i)        296,525
       910,000    Buffets, Inc., 12.50% due 11/01/2014                   928,200
       320,000    Burlington Coat Factory Warehouse Corp.,
                    11.125% due 4/15/2014                                332,800
                  Claire's Stores, Inc. (i):
       440,000        9.25% due 6/01/2015                                436,150
       440,000        10.50% due 6/01/2017                               430,650
                  General Nutrition Centers, Inc. (f)(i):
     1,640,000        9.85% due 3/15/2014                              1,614,404
     1,330,000        10.75% due 3/15/2015                             1,300,088
                  Michaels Stores, Inc. (i):
     1,560,000        10% due 11/01/2014                               1,684,800
     1,970,000        11.375% due 11/01/2016                           2,176,850
                  Neiman Marcus Group, Inc.:
     1,025,000        9% due 10/15/2015 (f)                            1,124,938
       975,000        10.375% due 10/15/2015                           1,096,875
                  Rite Aid Corp.:
     1,350,000        9.375% due 12/15/2015 (i)                        1,356,750
     2,330,000        7.50% due 3/01/2017                              2,324,175
                                                                     -----------
                                                                      15,103,205
================================================================================
Service -- 8.0%
     1,850,000    Ashtead Capital, Inc., 9% due 8/15/2016 (i)          2,002,625
                  Avis Budget Car Rental LLC:
       575,000        7.625% due 5/15/2014 (i)                           596,562
     2,600,000        7.86% due 5/15/2014                              2,691,000
                  Clarke American Corp. (i):
       390,000        9.50% due 5/15/2015                                397,800
       330,000        10.105% due 5/15/2015 (d)                          331,650
     2,800,000    Corrections Corp. of America, 7.50%
                    due 5/01/2011                                      2,870,000
       595,000    DI Finance Series B, 9.50% due 2/15/2013               638,137
     1,650,000    Dycom Industries, Inc., 8.125% due 10/15/2015        1,736,625
     1,350,000    Mac-Gray Corp., 7.625% due 8/15/2015                 1,370,250
     1,295,000    PNA Intermediate Holding Corp., 12.36%
                    due 2/15/2013 (d)(i)                               1,320,900
                  Sally Holdings LLC (i):
       500,000        9.25% due 11/15/2014                               518,750
     1,655,000        10.50% due 11/15/2016                            1,714,994
     2,800,000    Service Corp. International, 7% due 6/15/2017        2,782,500
     1,220,000    United Rentals North America, Inc., 7.75%
                    due 11/15/2013                                     1,265,750
     2,800,000    Waste Services, Inc., 9.50% due 4/15/2014            2,957,500
                  Yankee Acquisition Corp.:
       120,000        8.50% due 2/15/2015                                122,700
     1,650,000        9.75% due 2/15/2017                              1,687,125
                                                                     -----------
                                                                      25,004,868
================================================================================
Steel -- 0.9%
     1,825,000    Chaparral Steel Co., 10% due 7/15/2013               2,034,875
       631,000    Ucar Finance, Inc., 10.25% due 2/15/2012               665,705
                                                                     -----------
                                                                       2,700,580
================================================================================
Telecommunications -- 4.3%
     1,875,000    Inmarsat Finance Plc, 7.625% due 6/30/2012           1,959,375
     2,850,000    LCI International, Inc., 7.25% due 6/15/2007         2,850,000
     2,250,000    Nordic Telephone Co. Holdings ApS, 8.875%
                    due 5/01/2016 (i)                                  2,438,438
       759,268    ProtoStar I Ltd., 12.50% due 10/15/2012 (b)(d)(i)      820,009
       350,000    Qwest Communications International, Inc., 7.50%
                    due 2/15/2014                                        361,375
                  Qwest Corp.:
     1,350,000        8.61% due 6/15/2013 (d)                          1,478,250
       500,000        7.625% due 6/15/2015                               530,000
     2,800,000    Windstream Corp., 8.125% due 8/01/2013               3,010,000
                                                                     -----------
                                                                      13,447,447
================================================================================
Transportation -- 2.4%
       350,000    Britannia Bulk Plc, 11% due 12/01/2011                 355,250
     1,450,000    Navios Maritime Holdings, Inc., 9.50%
                    due 12/15/2014 (i)                                 1,538,813
     1,300,000    OMI Corp., 7.625% due 12/01/2013                     1,339,000
     2,110,000    ST Acquisition Corp., 12.50% due 5/15/2017 (i)       2,083,625
     2,175,000    Teekay Shipping Corp., 8.875% due 7/15/2011          2,321,813
                                                                     -----------
                                                                       7,638,501
================================================================================


10       BLACKROCK CORPORATE HIGH YIELD FUND, INC.              MAY 31, 2007

Schedule of Investments (continued)                            (in U.S. dollars)

        Face
        Amount      Corporate Bonds         Value
================================================================================
Utility -- 7.2%
    $1,950,000    The AES Corp., 8.75% due 5/15/2013 (i)            $  2,069,437
     1,232,000    CenterPoint Energy, Inc. Series B, 3.75%
                    due 5/15/2023 (b)                                  2,080,540
     2,329,000    ESI Tractebel Acquisition Corp. Series B, 7.99%
                    due 12/30/2011                                     2,366,103
     1,775,000    Edison Mission Energy, 7.50% due 6/15/2013           1,823,812
     1,250,000    El Paso Performance-Linked Trust, 7.75%
                    due 7/15/2011 (i)                                  1,321,875
     2,425,000    Mirant North America LLC, 7.375% due 12/31/2013      2,564,437
                  NRG Energy, Inc.:
     1,525,000        7.25% due 2/01/2014                              1,566,938
     1,375,000        7.375% due 2/01/2016                             1,426,563
       390,000    NSG Holdings LLC, 7.75% due 12/15/2025 (i)             410,475
     3,550,000    Reliant Energy, Inc., 9.50% due 7/15/2013            3,847,313
     1,050,000    Sierra Pacific Resources, 8.625% due 3/15/2014       1,128,081
     1,903,896    Tenaska Alabama Partners, L.P., 7%
                    due 6/30/2021 (i)                                  1,992,494
                                                                    ------------
                                                                      22,598,068
================================================================================
Wireless Communications -- 6.1%
     1,525,000    Centennial Cellular Operating Co. LLC, 10.125%
                    due 6/15/2013                                      1,648,906
     1,280,000    Centennial Communications Corp., 11.099%
                    due 1/01/2013 (d)                                  1,345,600
     1,270,000    Cricket Communications, Inc., 9.375%
                    due 11/01/2014                                     1,346,200
                  Digicel Group Ltd. (i):
       790,000        8.875% due 1/15/2015                               783,087
     2,130,000        9.125% due 1/15/2015 (f)                         2,092,725
     1,125,000    Dobson Communications Corp., 9.606%
                    due 10/15/2012 (d)                                 1,158,750
       580,000    iPCS, Inc., 7.48% due 5/01/2013 (d)(i)                 581,450
     3,140,000    MetroPCS Wireless, Inc., 9.25% due 11/01/2014 (i)    3,327,463
                  Orascom Telecom Finance SCA:
       190,000        7.875% due 2/08/2014                               187,074
       365,000        7.875% due 2/08/2014 (i)                           357,244
     2,425,000    Rural Cellular Corp., 8.25% due 3/15/2012            2,552,313
                  West Corp.:
       700,000        9.50% due 10/15/2014                               736,750
     2,720,000        11% due 10/15/2016                               2,944,400
                                                                    ------------
                                                                      19,061,962
--------------------------------------------------------------------------------
                  Total Corporate Bonds
                  (Cost -- $393,218,227) -- 129.2%                   405,170,332
================================================================================

================================================================================

                  Floating Rate Loan Interests (a)
================================================================================
Chemicals -- 0.8%
     2,650,000    Wellman, Inc. Second Lien Term Loan, 12.106%
                    due 2/10/2010                                      2,434,213
================================================================================
Consumer -- Non-Durables -- 0.2%
                  Spectrum Brands:
        23,359        Letter of Credit, 5.17% due 4/15/2013               23,602
       472,549        Term Loan B-1, 9.32% due 4/15/2013                 477,472
        84,092        Term Loan B-2, 9.32% due 4/15/2013                  84,302
                                                                    ------------
                                                                         585,376
================================================================================
Diversified Media -- 0.1%
       400,000    Affinion Group Term Loan, 11.66% due 3/01/2012         400,000
================================================================================
Energy -- Exploration & Production -- 0.4%
     1,000,000    SandRidge Energy Term Loan, 8.625%
                    due 3/01/2015                                      1,030,000
================================================================================
Health Care -- 0.4%
     1,353,062    Rotech Healthcare, Inc. Term Loan B, 11.36%
                    due 9/26/2011                                      1,353,062
================================================================================
Leisure -- 1.1%
     3,550,000    Travelport, Inc. Term Loan, 12.35% due 3/22/2012     3,554,438
================================================================================
Manufacturing -- 0.1%
       330,000    Rexnord Corp. Payment In Kind Term Loan,
                    12.36% due 3/02/2013 (f)                             321,338
--------------------------------------------------------------------------------
                  Total Floating Rate Loan Interests
                  (Cost -- $9,680,708) -- 3.1%                         9,678,427
================================================================================

================================================================================
       Shares
          Held    Common Stocks
================================================================================
Cable -- U.S. -- 1.2%
        77,324    Loral Space & Communications Ltd. (c)                3,626,496
================================================================================
Information Technology -- 0.6%
        91,530    Cypress Semiconductor Corp.                          1,965,149
================================================================================
Manufacturing -- 0.3%
        67,974    Medis Technologies Ltd. (c)                            993,100
================================================================================
Paper -- 0.1%
         3,634    Smurfit Kappa Plc (c)                                   92,905
       189,496    Western Forest Products, Inc. (c)                      398,622
                                                                    ------------
                                                                         491,527
--------------------------------------------------------------------------------
                  Total Common Stocks
                  (Cost -- $8,133,496) -- 2.2%                         7,076,272
================================================================================

================================================================================
                  Preferred Stocks
================================================================================
Cable -- U.S. -- 0.4%
         5,977    Loral Spacecom Corp. Series A, 12% (f)               1,232,756
================================================================================
Energy -- Exploration & Production -- 0.6%
           163    EXCO Resources, Inc., 11%                            1,630,000
            40    EXCO Resources, Inc., 7% (b)                           400,000
                                                                    ------------
                                                                       2,030,000
--------------------------------------------------------------------------------
                  Total Preferred Stocks
                  (Cost -- $3,211,622) -- 1.0%                         3,262,756
================================================================================

================================================================================
                  Warrants (h)
================================================================================
Health Care -- 0.0%
        29,930    HealthSouth Corp. (expires 1/16/2014)                   23,944
================================================================================
Wireless Communications -- 0.2%
           800    American Tower Corp. (expires 8/01/2008)               487,128
--------------------------------------------------------------------------------
                  Total Warrants (Cost -- $52,048) -- 0.2%               511,072
================================================================================


    BLACKROCK CORPORATE HIGH YIELD FUND, INC.              MAY 31, 2007       11

Schedule of Investments (concluded)                            (in U.S. dollars)

   Beneficial
      Interest    Other Interests (g)                                 Value
===============================================================================
Cable -- U.S. -- 0.0%
     $ 700,000    Adelphia Escrow                                 $          70
       877,895    Adelphia Recovery Trust                                 2,800
-------------------------------------------------------------------------------
                  Total Other Interests (Cost -- $2,870) -- 0.0%          2,870
===============================================================================

===============================================================================
          Face
        Amount    Short-Term Securities
===============================================================================
                  Federal Home Loan Bank System, 5.05%
                    due 6/01/2007                                     5,000,000

   Beneficial
      Interest    Short-Term Securities                               Value
===============================================================================
     1,428,611    BlackRock Liquidity Series, LLC
                    Cash Sweep Series, 5.26% (e)(j)                   1,428,611
-------------------------------------------------------------------------------
                  Total Short-Term Securities
(Cost -- $6,428,611) -- 2.0%                                          6,428,611
===============================================================================
Total Investments (Cost -- $420,727,582*) -- 137.7%                 432,130,340
Liabilities in Excess of Other Assets -- (37.7%)                   (118,308,931)
                                                                  -------------
Net Assets -- 100.0%                                              $ 313,821,409
                                                                  =============

* The cost and unrealized appreciation (depreciation) of investments as of May 31, 2007, as computed for federal income tax purposes, were as follows:

      Aggregate cost .....................................        $ 421,089,561
                                                                  =============
      Gross unrealized appreciation ......................        $  15,932,971
      Gross unrealized depreciation ......................           (4,892,192)
                                                                  -------------
      Net unrealized appreciation ........................        $  11,040,779
                                                                  =============

(a) Floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major U.S. banks or (iii) the certificate of deposit rate.
(b)   Convertible security.
(c)   Non-income producing security.
(d)   Floating rate security.
(e) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------
                                                            Net         Interest
      Affiliate                                          Activity        Income
      --------------------------------------------------------------------------
      BlackRock Liquidity Series, LLC
        Cash Sweep Series                               $1,428,611      $574,049
      --------------------------------------------------------------------------

(f) Represents a pay-in-kind security which may pay interest/dividends in additional face/shares.
(g) "Other interests" represent beneficial interest in liquidation trusts and other reorganization entities and are non-income producing.
(h) Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
(i) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(j)   Represents the current yield as of May 31, 2007.
(k) Represents a step bond; the interest rate shown is the effective yield at the time of purchase.
(l)   Represents a step bond.
o For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.
o     Swaps outstanding as of May 31, 2007 were as follows:

      --------------------------------------------------------------------------
                                                       Notional      Unrealized
                                                        Amount      Appreciation
      --------------------------------------------------------------------------
      Sold credit default protection on General
        Motors Corp. and receive 4.40%

      Broker, Morgan Stanley Capital Services,
        Inc. Expires June 2007                       $  375,000       $    863

      Sold credit default protection on General
        Motors Corp. and receive 8.00%

      Broker, Morgan Stanley Capital Services,
        Inc. Expires June 2007                       $  375,000          1,640

      Sold credit default protection on Ford
        Motor Co. and receive 3.80%

      Broker, JPMorgan Chase
        Expires March 2010                           $3,000,000         26,703

      Sold credit default protection on Ford
        Motor Co. and receive 3.80%

      Broker, UBS Warburg
        Expires March 2010                           $  930,000          8,278

      Sold credit default protection on Ford
        Motor Co. and receive 5.0%

      Broker, Goldman Sachs & Co.
        Expires June 2010                            $3,750,000        137,250

      Sold credit default protection on Primedia, Inc. and receive 2.45%

      Broker, Lehman Brothers Special Finance
        Expires March 2012                           $1,000,000         40,348
      --------------------------------------------------------------------------
      Total                                                           $215,082
                                                                      ========

      See Notes to Financial Statements.


12       BLACKROCK CORPORATE HIGH YIELD FUND, INC.              MAY 31, 2007

Statement of Assets, Liabilities and Capital

As of May 31, 2007
===================================================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------------------------------
            Investments in unaffiliated securities, at value (identified cost -- $419,298,971)                        $ 430,701,729
            Investments in affiliated securities, at value (identified cost -- $1,428,611)                                1,428,611
            Foreign cash (cost -- $154,118) ..................................................                              175,708
            Cash .............................................................................                              789,554
            Unrealized appreciation on swaps .................................................                              215,082
            Receivables:
                Interest .....................................................................    $   8,919,118
                Securities sold ..............................................................        3,324,872
                Swaps ........................................................................           73,397          12,317,387
                                                                                                  -------------
            Prepaid expenses .................................................................                                2,512
                                                                                                                      -------------
            Total assets .....................................................................                          445,630,583
                                                                                                                      -------------
===================================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------------------------
            Loans ............................................................................                          126,200,000
            Payables:
                Securities purchased .........................................................        5,004,808
                Investment adviser ...........................................................          184,394
                Interest on loans ............................................................          131,594
                Dividends to shareholders ....................................................          124,559
                Other affiliates .............................................................            3,803           5,449,158
                                                                                                  -------------
            Accrued expenses .................................................................                              160,016
                                                                                                                      -------------
            Total liabilities ................................................................                          131,809,174
                                                                                                                      -------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
            Net Assets .......................................................................                        $ 313,821,409
                                                                                                                      =============
===================================================================================================================================
Capital
-----------------------------------------------------------------------------------------------------------------------------------
            Common Stock, $.10 par value, 200,000,000 shares authorized ......................                        $   3,458,096
            Paid-in capital in excess of par .................................................                          447,340,314
            Undistributed investment income -- net ...........................................    $   5,713,430
            Accumulated realized capital losses -- net .......................................     (154,329,861)
            Unrealized appreciation -- net ...................................................       11,639,430
                                                                                                  -------------
            Total accumulated losses -- net ..................................................                         (136,977,001)
                                                                                                                      -------------
            Total -- Equivalent to $9.07 per share based on 34,580,960 shares of capital stock
              outstanding (market price -- $8.47) ............................................                        $ 313,821,409
                                                                                                                      =============

      See Notes to Financial Statements.


    BLACKROCK CORPORATE HIGH YIELD FUND, INC.              MAY 31, 2007       13

Statement of Operations

For the Year Ended May 31, 2007
===================================================================================================================================
Investment Income
-----------------------------------------------------------------------------------------------------------------------------------
            Interest (including $574,049 from affiliates) ....................................                        $  34,562,389
            Dividends ........................................................................                              208,030
            Other ............................................................................                              213,169
                                                                                                                      -------------
            Total income .....................................................................                           34,983,588
                                                                                                                      -------------
===================================================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------------------------------
            Loan interest expense ............................................................    $   7,059,919
            Investment advisory fees .........................................................        2,135,306
            Borrowing costs ..................................................................          158,833
            Accounting services ..............................................................          114,078
            Transfer agent fees ..............................................................           81,288
            Professional fees ................................................................           74,703
            Printing and shareholder reports .................................................           53,716
            Pricing services .................................................................           33,521
            Custodian fees ...................................................................           24,571
            Directors' fees and expenses .....................................................           18,788
            Listing fees .....................................................................           12,065
            Other ............................................................................           30,808
                                                                                                  -------------
            Total expenses ...................................................................                            9,797,596
                                                                                                                      -------------
            Investment income -- net .........................................................                           25,185,992
                                                                                                                      -------------
===================================================================================================================================
Realized & Unrealized Gain -- Net
-----------------------------------------------------------------------------------------------------------------------------------
            Realized gain on:
                Investments -- net ...........................................................        3,895,534
                Swaps -- net .................................................................          315,380           4,210,914
                                                                                                  -------------
            Change in unrealized appreciation/depreciation on:
                Investments -- net ...........................................................       12,692,852
                Swaps -- net .................................................................          205,900
                Foreign currency transactions -- net .........................................            4,999          12,903,751
                                                                                                  ---------------------------------
            Total realized and unrealized gain -- net ........................................                           17,114,665
                                                                                                                      -------------
            Net Increase in Net Assets Resulting from Operations .............................                        $  42,300,657
                                                                                                                      =============

      See Notes to Financial Statements.


14       BLACKROCK CORPORATE HIGH YIELD FUND, INC.              MAY 31, 2007

Statements of Changes in Net Assets

                                                                                                       For the Year Ended May 31,
                                                                                                  ---------------------------------
Increase (Decrease) in Net Assets:                                                                     2007                2006
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
            Investment income -- net .........................................................    $  25,185,992       $  25,439,904
            Realized gain -- net .............................................................        4,210,914             323,385
            Change in unrealized appreciation/depreciation -- net ............................       12,903,751             633,860
                                                                                                  ---------------------------------
            Net increase in net assets resulting from operations .............................       42,300,657          26,397,149
                                                                                                  ---------------------------------
===================================================================================================================================
Dividends to Shareholders
-----------------------------------------------------------------------------------------------------------------------------------
            Dividends to shareholders from investment income -- net ..........................      (23,238,405)        (26,748,143)
                                                                                                  ---------------------------------
===================================================================================================================================
Capital Stock Transactions
-----------------------------------------------------------------------------------------------------------------------------------
            Value of shares issued to Common Stock shareholders in reinvestment of dividends                 --             891,913
                                                                                                  ---------------------------------
            Net increase in net assets resulting from capital stock transactions .............               --             891,913
                                                                                                  ---------------------------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
            Total increase in net assets .....................................................       19,062,252             540,919
            Beginning of year ................................................................      294,759,157         294,218,238
                                                                                                  ---------------------------------
            End of year* .....................................................................    $ 313,821,409       $ 294,759,157
                                                                                                  =================================
                * Undistributed investment income -- net .....................................    $   5,713,430       $   3,053,551
                                                                                                  =================================

      See Notes to Financial Statements.


    BLACKROCK CORPORATE HIGH YIELD FUND, INC.              MAY 31, 2007       15

Statement of Cash Flows

For the Year Ended May 31, 2007
===============================================================================================================
Cash Provided by Operating Activities
---------------------------------------------------------------------------------------------------------------
            Net increase in net assets resulting from operations .............................    $  42,300,657
            Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
                Decrease in other receivables ................................................           23,117
                Increase in other liabilities ................................................          132,172
                Realized and unrealized gain -- net ..........................................      (15,242,835)
                Amortization of premium and discount .........................................         (239,683)
                Unrealized gain on foreign currency transactions .............................            4,999
                Paid in-kind income ..........................................................          (15,125)
            Proceeds from sales and paydowns of long-term securities .........................      261,155,882
            Purchases of long-term securities ................................................     (253,660,197)
            Net purchases of short-term investments ..........................................       (6,427,910)
                                                                                                  -------------
            Cash provided by operating activities ............................................       28,031,077
                                                                                                  -------------
===============================================================================================================
Cash Used for Financing Activities
---------------------------------------------------------------------------------------------------------------
            Cash receipts from borrowings ....................................................       56,800,000
            Cash payments from borrowings ....................................................      (58,300,000)
            Dividends paid to shareholders ...................................................      (23,252,883)
            Decrease in custodian bank payable ...............................................       (2,483,637)
                                                                                                  -------------
            Cash used for financing activities ...............................................      (27,236,520)
                                                                                                  -------------
===============================================================================================================
Cash
---------------------------------------------------------------------------------------------------------------
            Net increase in cash .............................................................          794,557
            Cash at beginning of year ........................................................          170,705
                                                                                                  -------------
            Cash at end of year ..............................................................    $     965,262
                                                                                                  =============
===============================================================================================================
Cash Flow Information
---------------------------------------------------------------------------------------------------------------
            Cash paid for interest ...........................................................    $   7,059,413
                                                                                                  =============

      See Notes to Financial Statements.


16       BLACKROCK CORPORATE HIGH YIELD FUND, INC.              MAY 31, 2007

The following per share data and ratios                                            For the Year Ended May 31,
have been derived from information provided                ------------------------------------------------------------------------
in the financial statements.                                   2007           2006           2005            2004           2003
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
            Net asset value, beginning of year .........   $     8.52     $     8.53      $     8.48      $     8.01     $     7.85
                                                           ------------------------------------------------------------------------
            Investment income -- net* ..................          .73            .74             .87             .91            .93
            Realized and unrealized gain -- net ........          .49            .02             .07             .56            .16
                                                           ------------------------------------------------------------------------
            Total from investment operations ...........         1.22            .76             .94            1.47           1.09
                                                           ------------------------------------------------------------------------
            Less dividends from investment income -- net         (.67)          (.77)           (.89)          (1.00)          (.93)
                                                           ------------------------------------------------------------------------
            Net asset value, end of year ...............   $     9.07     $     8.52      $     8.53      $     8.48     $     8.01
                                                           ========================================================================
            Market price per share, end of year ........   $     8.47     $     7.42      $     8.46      $     8.23     $     8.64
                                                           ========================================================================
===================================================================================================================================
Total Investment Return**
-----------------------------------------------------------------------------------------------------------------------------------
            Based on net asset value per share .........        15.60%          9.75%          11.31%          18.65%         16.17%
                                                           ========================================================================
            Based on market price per share ............        23.96%         (3.63%)         13.75%           6.75%         17.66%
                                                           ========================================================================
===================================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
            Expenses, excluding interest expense and
              reorganization expenses ..................          .91%           .90%            .87%            .91%           .92%
                                                           ========================================================================
            Expenses, excluding interest expense .......          .91%           .90%            .87%            .91%          1.01%
                                                           ========================================================================
            Expenses ...................................         3.25%          2.39%           1.69%           1.39%          1.56%
                                                           ========================================================================
            Investment income -- net ...................         8.36%          8.55%           9.85%          10.72%         13.32%
                                                           ========================================================================
===================================================================================================================================
Leverage
-----------------------------------------------------------------------------------------------------------------------------------
            Amount of borrowings outstanding, end of
              year (in thousands) ......................   $  126,200     $  127,700      $  100,600      $  100,400     $   95,900
                                                           ========================================================================
            Average amount of borrowings outstanding
              during the year (in thousands) ...........   $  125,974     $  101,539      $  104,938      $  101,764     $   54,606
                                                           ========================================================================
            Average amount of borrowings outstanding per
              share during the year* ...................   $     3.64     $     2.94      $     3.05      $     2.97     $     2.12
                                                           ========================================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
            Net assets, end of year (in thousands) .....   $  313,821     $  294,759      $  294,218      $  291,654     $  272,645
                                                           ========================================================================
            Portfolio turnover .........................        61.85%         56.53%          56.92%          82.57%         79.33%
                                                           ========================================================================

*     Based on average shares outstanding.
** Total investment returns based on market value, which can be significantly greater or lesser than net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

      See Notes to Financial Statements.


    BLACKROCK CORPORATE HIGH YIELD FUND, INC.              MAY 31, 2007       17

Notes to Financial Statements

1. Significant Accounting Policies:

On September 29, 2006, Corporate High Yield Fund, Inc. was renamed BlackRock Corporate High Yield Fund, Inc. (the "Fund"). The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a daily basis. The Fund's Common Stock shares are listed on the New York Stock Exchange ("NYSE") under the symbol COY. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Debt securities are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values obtained by a pricing service. Floating rate loan interests are valued at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. Options traded in the OTC market are valued at the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Valuation of short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost. Repurchase agreements are valued at cost plus accrued interest. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

Equity securities held by the Fund that are traded on stock exchanges or the NASDAQ Global Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the OTC markets, NASDAQ Capital Market or Bulletin Board are valued at the last available bid price obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC markets are valued at the last available asked price. Portfolio securities that are traded both in the OTC markets and on a stock exchange are valued according to the broadest and most representative market.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates will generally be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities will be valued at their fair value as determined in good faith by the Fund's Board of Directors or by BlackRock Advisors, LLC (the "Manager"), an indirect, wholly owned subsidiary of BlackRock, Inc., using a pricing service and/or procedures approved by the Fund's Board of Directors.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract due to an unfavorable change in the price of the underlying security or if the counterparty does not perform under the contract.

o Options -- The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the


18       BLACKROCK CORPORATE HIGH YIELD FUND, INC.              MAY 31, 2007
      current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits, and maintains as collateral, such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Swaps -- The Fund may enter into swap agreements, which are OTC contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

(c) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Fund invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

(d) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(e) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(f) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(g) Securities lending -- The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other


    BLACKROCK CORPORATE HIGH YIELD FUND, INC.              MAY 31, 2007       19
reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(h) Recent accounting pronouncements -- In July 2006, the Financial Accounting Standards Board released FASB Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes." FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of deferred tax asset; an increase in deferred tax liability; or a combination thereof. Adoption of FIN 48 is required for the last net asset value calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006. The impact on the Fund's financial statements, if any, is currently being assessed.

In September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. At this time, management is evaluating the implications of FAS 157 and its impact on the Fund's financial statements, if any, has not been determined.

In addition, in February 2007, FASB issued Statement of Financial Accounting Standards No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"), which is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FAS 157. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. At this time, management is evaluating the implications of FAS 159 and its impact on the Fund's financial statements, if any, has not been determined.

(i) Reclassification -- U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $712,292 has been reclassified between accumulated net realized capital losses and undistributed net investment income as a result of permanent differences attributable to amortization methods on fixed income securities, accounting for swap agreements, and foreign currency transactions. This reclassification has no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

On September 29, 2006, BlackRock, Inc. and Merrill Lynch & Co., Inc. ("Merrill Lynch") combined Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. ("MLIM"), and its affiliates, including Fund Asset Management, L.P. ("FAM"), with BlackRock, Inc. to create a new independent company. Merrill Lynch has a 49.8% economic interest and a 45% voting interest in the combined company and The PNC Financial Services Group, Inc., has approximately a 34% economic and voting interest. The new company operates under the BlackRock name and is governed by a board of directors with a majority of independent members.

On August 15, 2006, shareholders of the Fund approved a new Investment Advisory Agreement with BlackRock Advisors, Inc. BlackRock Advisors, Inc. was reorganized into a limited liability company and renamed BlackRock Advisors, LLC. The Investment Advisory Agreement became effective on September 29, 2006. Prior to September 29, 2006, FAM was the manager. The general partner of FAM is an indirect, wholly owned subsidiary of Merrill Lynch, which is the limited partner.

The Manager is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average daily net assets plus the proceeds of any outstanding principal borrowed. In addition, the Manager has entered into a Sub-Advisory Agreement with BlackRock Financial Management, Inc., an affiliate of the Manager, under which the Manager pays the Sub-Adviser for services it provides a monthly fee that is a percentage of the management fee paid by the Fund to the Manager. Prior to September 29, 2006, FAM had a


20       BLACKROCK CORPORATE HIGH YIELD FUND, INC.              MAY 31, 2007

Notes to Financial Statements (concluded)

Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of FAM.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a wholly owned subsidiary of Merrill Lynch, or its affiliates. Pursuant to that order, the Fund has retained BlackRock Investment Management, LLC ("BIM"), an affiliate of the Manager, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. Prior to September 29, 2006, BIM was organized as Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, and MLIM, LLC was the securities lending agent. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates.

In addition, MLPF&S received $578 in commissions on the execution of portfolio security transactions for the Fund for the year ended May 31, 2007.

For the year ended May 31, 2007, the Fund reimbursed FAM and the Manager $2,297 and $3,803, respectively, for certain accounting services.

Prior to September 29, 2006, certain officers and/or directors of the Fund were officers and/or directors of FAM, MLIM, PSI, MLAM U.K., Merrill Lynch, and/or MLIM, LLC.

Commencing September 29, 2006, certain officers and/or directors of the Fund are officers and/or directors of BlackRock, Inc. or its affiliates.

3. Investments:

Purchases and sales (including paydowns) of investments, excluding short-term securities, for the year ended May 31, 2007 were $254,337,385 and $264,480,641, respectively.

4. Capital Share Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, par value $.10, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to classify and reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Shares issued and outstanding during the year ended May 31, 2007 remained constant. Shares issued and outstanding during the year ended May 31, 2006 increased by 102,218, as a result of dividend reinvestment.

5. Short-Term Borrowings:

On May 18, 2007, the Fund renewed its revolving credit and security agreement funded by a commercial paper asset securitization program with Citicorp North America, Inc. ("Citicorp") as agent, certain secondary backstop lenders, and certain asset securitization conduits as lenders (the "Lenders"). The agreement was renewed for one year and has a maximum limit of $150,000,000. Under the Citicorp program, the conduits will fund advances to the Fund through the issuance of highly rated commercial paper. As security for its obligations to the Lenders under the revolving securitization facility, the Fund has granted a security interest in substantially all of its assets to and in favor of the Lenders. The interest rate on the Fund's borrowings is based on the interest rate carried by the commercial paper plus a program fee. The Fund pays additional borrowing costs including a backstop commitment fee.

For the year ended May 31, 2007, the average amount borrowed was approximately $125,974,000 and the daily weighted average interest rate was 5.53%.

6. Distributions to Shareholders:

The Fund paid an ordinary income dividend in the amount of $.061000 per share on June 29, 2007 to shareholders of record on June 15, 2007.

The tax character of distributions paid during the fiscal years ended May 31, 2007 and May 31, 2006 was as follows:

--------------------------------------------------------------------------------
                                                   05/31/2007         05/31/2006
--------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income ........................        $23,238,405        $26,748,143
                                                  ------------------------------
Total taxable distributions ..............        $23,238,405        $26,748,143
                                                  ==============================

As of May 31, 2007, the components of accumulated losses on a tax basis were as follows:

-----------------------------------------------------------------------------
Undistributed ordinary income -- net ...................        $   6,224,731
Undistributed long-term capital gains -- net ...........                   --
                                                                -------------
Total undistributed earnings -- net ....................            6,224,731
Capital loss carryforward ..............................         (154,479,183)*
Unrealized gains -- net ................................           11,277,451**
                                                                -------------
Total accumulated losses ...............................        $(136,977,001)
                                                                =============

* On May 31, 2007, the Fund had a net capital loss carry forward of $154,479,183, of which $10,953,803 expires in 2008, $25,513,921 expires in
      2009, $33,478,307 expires in 2010, $77,885,783 expires in 2011 and
      $6,647,369 expires in 2012. This amount, subject to limitations, will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premiums and discounts on fixed income securities and the accounting for swap agreements.


    BLACKROCK CORPORATE HIGH YIELD FUND, INC.              MAY 31, 2007       21

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of BlackRock Corporate High Yield Fund, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of BlackRock Corporate High Yield Fund, Inc. (formerly Corporate High Yield Fund, Inc.) as of May 31, 2007, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Corporate High Yield Fund, Inc. as of May 31, 2007, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
July 25, 2007

Fund Certification (Unaudited)

In September 2006, the Fund filed its Chief Executive Officer Certification with the New York Stock Exchange pursuant to Section 303A.12(a) of the New York Stock Exchange Corporate Governance Listing Standards.

The Fund's Chief Executive Officer and Chief Financial Officer Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 were filed with the Fund's Form N-CSR and are available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid monthly by BlackRock Corporate High Yield Fund, Inc. for the fiscal year ended May 31, 2007:

================================================================================
Interest-Related Dividends for Non-U.S. Residents
================================================================================
Month Paid:     June 2006 .......................................        79.28%*
                July 2006 .......................................        81.77%*
                August 2006 - January 2007 ......................        85.46%*
                February 2007 - May 2007 ........................        86.37%*
--------------------------------------------------------------------------------
* Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.


22       BLACKROCK CORPORATE HIGH YIELD FUND, INC.              MAY 31, 2007

Automatic Dividend Reinvestment Plan

How the Plan Works -- The Fund offers a Dividend Reinvestment Plan (the "Plan") under which income and capital gains dividends paid by the Fund are automatically reinvested in additional shares of Common Stock of the Fund. The Plan is administered on behalf of the shareholders by Computershare Trust Company, N.A. (the "Plan Agent"). Under the Plan, whenever the Fund declares a dividend, participants in the Plan will receive the equivalent in shares of Common Stock of the Fund. The Plan Agent will acquire the shares for the participant's account either (i) through receipt of additional unissued but authorized shares of the Fund ("newly issued shares") or (ii) by purchase of outstanding shares of Common Stock on the open market on the New York Stock Exchange or elsewhere. If, on the dividend payment date, the Fund's net asset value per share is equal to or less than the market price per share plus estimated brokerage commissions (a condition often referred to as a "market premium"), the Plan Agent will invest the dividend amount in newly issued shares. If the Fund's net asset value per share is greater than the market price per share (a condition often referred to as a "market discount"), the Plan Agent will invest the dividend amount by purchasing on the open market additional shares. If the Plan Agent is unable to invest the full dividend amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agent will invest any uninvested portion in newly issued shares. The shares acquired are credited to each shareholder's account. The amount credited is determined by dividing the dollar amount of the dividend by either (i) when the shares are newly issued, the net asset value per share on the date the shares are issued or (ii) when shares are purchased in the open market, the average purchase price per share.

Participation in the Plan -- Participation in the Plan is automatic, that is, a shareholder is automatically enrolled in the Plan when he or she purchases shares of Common Stock of the Fund unless the shareholder specifically elects not to participate in the Plan. Shareholders who elect not to participate will receive all dividend distributions in cash. Shareholders who do not wish to participate in the Plan must advise the Plan Agent in writing (at the address set forth below) that they elect not to participate in the Plan. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by writing to the Plan Agent.

Benefits of the Plan -- The Plan provides an easy, convenient way for shareholders to make additional, regular investments in the Fund. The Plan promotes a long-term strategy of investing at a lower cost. All shares acquired pursuant to the Plan receive voting rights. In addition, if the market price plus commissions of the Fund's shares is above the net asset value, participants in the Plan will receive shares of the Fund for less than they could otherwise purchase them and with a cash value greater than the value of any cash distribution they would have received. However, there may not be enough shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem shares, the price on resale may be more or less than the net asset value.

Plan Fees -- There are no enrollment fees or brokerage fees for participating in the Plan. The Plan Agent's service fees for handling the reinvestment of distributions are paid for by the Fund. However, brokerage commissions may be incurred when the Fund purchases shares on the open market and shareholders will pay a pro rata share of any such commissions.

Tax Implications -- The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Therefore, income and capital gains may still be realized even though shareholders do not receive cash. The value of shares acquired pursuant to the Plan will generally be excluded from gross income to the extent that the cash amount reinvested would be excluded from gross income. If, when the Fund's shares are trading at a market premium, the Fund issues shares pursuant to the Plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of the discount from the market value (which may not exceed 5% of the fair market value of the Fund's shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all the shareholders, including shareholders who do not participate in the Plan. Thus, shareholders who do not participate in the Plan might be required to report as ordinary income a portion of their distributions equal to their allocable share of the discount.

Contact Information -- All correspondence concerning the Plan, including any questions about the Plan, should be directed to the Plan Agent at Computershare Trust Company, N.A., P.O. Box 43010, Providence, RI 02940-3010, Telephone:
800-426-5523.


    BLACKROCK CORPORATE HIGH YIELD FUND, INC.              MAY 31, 2007       23

Officers and Directors

                                                                                                      Number of
                                                                                                      Funds and
                                                                                                      Portfolios in   Other Public
                           Position(s)  Length of                                                     Fund Complex    Directorships
                           Held with    Time                                                          Overseen by     Held by
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years          Director        Director
====================================================================================================================================
Interested Director
------------------------------------------------------------------------------------------------------------------------------------
Robert C.   P.O. Box 9011  Fund         2005 to  Vice Chairman and Director of BlackRock, Inc.,       122 Funds       None
Doll, Jr.*  Princeton, NJ  President    present  Global Chief Investment Officer for Equities,        168 Portfolios
            08543-9011     and                   Chairman of the BlackRock Retail Operating
            Age: 52        Director              Committee, and member of the BlackRock Executive
                                                 Committee since 2006; President of the funds advised
                                                 by Merrill Lynch Investment Managers, L.P. ("MLIM")
                                                 and its affiliates ("MLIM/FAM-advised funds") from
                                                 2005 to 2006 and Chief Investment Officer thereof
                                                 from 2001 to 2006; President of MLIM and Fund Asset
                                                 Management, L.P. ("FAM") from 2001 to 2006; Co-Head
                                                 (Americas Region) thereof from 2000 to 2001 and
                                                 Senior Vice President from 1999 to 2001; President
                                                 and Director of Princeton Services, Inc. ("Princeton
                                                 Services") and President of Princeton
                                                 Administrators, L.P. ("Princeton Administrators")
                                                 from 2001 to 2006; Chief Investment Officer of
                                                 OppenheimerFunds, Inc. in 1999 and Executive Vice
                                                 President thereof from 1991 to 1999.
            ------------------------------------------------------------------------------------------------------------------------
            *     Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which
                  BlackRock Advisors, LLC and its affiliates act as investment adviser. Mr. Doll is an "interested person," as defined in the Investment Company Act, of the Fund based on his positions with BlackRock, Inc. and its affiliates.
                  Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
                  As Fund President, Mr. Doll serves at the pleasure of the Board of Directors.
====================================================================================================================================
Independent Directors*
------------------------------------------------------------------------------------------------------------------------------------
James H.    P.O. Box 9095  Director     2002 to  Director, The China Business Group, Inc. since       37 Funds        None
Bodurtha**  Princeton, NJ               present  1996 and Executive Vice President thereof from       57 Portfolios
            08543-9095                           1996 to 2003; Chairman of the Board, Berkshire
            Age: 63                              Holding Corporation since 1980; Partner, Squire,
                                                 Sanders & Dempsey from 1980 to 1993.

------------------------------------------------------------------------------------------------------------------------------------
Kenneth A.  P.O. Box 9095  Director     2005 to  Professor, Harvard University since 1992;            37 Funds        None
Froot       Princeton, NJ               present  Professor, Massachusetts Institute of Technology     57 Portfolios
            08543-9095                           from 1986to 1992.
            Age: 49
------------------------------------------------------------------------------------------------------------------------------------
Joe         P.O. Box 9095  Director     1994 to  Member of the Committee of Investment of Employee    37 Funds        Kimco
Grills**    Princeton, NJ               present  Benefit Assets of the Association of Financial       57 Portfolios   Realty
            08543-9095                           Professionals ("CIEBA") since 1986; Member of                        Corporation
            Age: 72                              CIEBA's Executive Committee since 1988 and its
                                                 Chairman from 1991 to 1992; Assistant Treasurer of
                                                 International Business Machines Corporation ("IBM")
                                                 and Chief Investment Officer of IBM Retirement Funds
                                                 from 1986 to 1993; Member of the Investment Advisory
                                                 Committee of the State of New York Common Retirement
                                                 Fund from 1989 to 2006; Member of the Investment
                                                 Advisory Committee of the Howard Hughes Medical
                                                 Institute from 1997 to 2000; Director, Duke
                                                 University Management Company from 1992 to 2004,
                                                 Vice Chairman thereof from 1998 to 2004, and
                                                 Director Emeritus thereof since 2004; Director,
                                                 LaSalle Street Fund from 1995 to 2001; Director,
                                                 Kimco Realty Corporation since 1997; Member of the
                                                 Investment Advisory Committee of the Virginia
                                                 Retirement System since 1998, Vice Chairman thereof
                                                 from 2002 to 2005, and Chairman thereof since 2005;
                                                 Director, Montpelier Foundation since 1998, its Vice
                                                 Chairman from 2000 to 2006, and Chairman, thereof,
                                                 since 2006; Member of the Investment Committee of
                                                 the Woodberry Forest School since 2000; Member of
                                                 the Investment Committee of the National Trust for
                                                 Historic Preservation since 2000.



24       BLACKROCK CORPORATE HIGH YIELD FUND, INC.              MAY 31, 2007

                                                                                                      Number of
                                                                                                      Funds and
                                                                                                      Portfolios in   Other Public
                           Position(s)  Length of                                                     Fund Complex    Directorships
                           Held with    Time                                                          Overseen by     Held by
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years          Director        Director
====================================================================================================================================
Independent Directors* (concluded)
------------------------------------------------------------------------------------------------------------------------------------
Herbert I.  P.O. Box 9095  Director     2002 to  Professor Emeritus, New York University since 2005;  37 Funds        None
London      Princeton, NJ               present  John M. Olin Professor of Humanities, New York       57 Portfolios
            08543-9095                           University from 1993 to 2005 and Professor thereof
            Age: 68                              from 1980 to 2005; President, Hudson Institute since
                                                 1997 and Trustee thereof since 1980; Dean, Gallatin
                                                 Division of New York University from 1976 to 1993;
                                                 Distinguished Fellow, Herman Kahn Chair, Hudson
                                                 Institute from 1984 to 1985; Chairman of the Board
                                                 of Directors of Vigilant Research, Inc. since 2006;
                                                 Member of the Board of Directors for Grantham
                                                 University since 2006; Director of AIMS since 2006;
                                                 Director of Reflex Security since 2006; Director of
                                                 InnoCentive, Inc. since 2006; Director of Cerego,
                                                 LLC since 2005; Director, Damon Corp. from 1991 to
                                                 1995; Overseer, Center for Naval Analyses from 1983
                                                 to 1993.
------------------------------------------------------------------------------------------------------------------------------------
Roberta     P.O. Box 9095  Director     2002 to  Shareholder, Modrall, Sperling, Roehl, Harris &      37 Funds        None
Cooper      Princeton, NJ               present  Sisk, P.A. since 1993; President, American Bar       57 Portfolios
Ramo        08543-9095                           Association from 1995 to 1996 and Member of the
            Age: 64                              Board of Governors thereof from 1994 to 1997;
                                                 Shareholder, Poole, Kelly & Ramo, Attorneys at Law
                                                 P.C. from 1977 to 1993; Director of ECMC Group
                                                 (service provider to students, schools and lenders)
                                                 since 2001; Director, United New Mexico Bank (now
                                                 Wells Fargo) from 1983 to 1988; Director, First
                                                 National Bank of New Mexico (now Wells Fargo) from
                                                 1975 to 1976; Vice President, American Law Institute
                                                 since 2004.
------------------------------------------------------------------------------------------------------------------------------------
Robert S.   P.O. Box 9095  Director     1996 to  Principal of STI Management (investment adviser)     37 Funds        None
Salomon,    Princeton, NJ               present  from 1994 to 2005; Chairman and CEO of Salomon       57 Portfolios
Jr.         08543-9095                           Brothers Asset Management Inc. from 1992 to 1995;
            Age: 70                              Chairman of Salomon Brothers Equity Mutual Funds
                                                 from 1992 to 1995; regular columnist with Forbes
                                                 Magazine from 1992 to 2002; Director of Stock
                                                 Research and U.S. Equity Strategist at Salomon
                                                 Brothers Inc. from 1975 to 1991; Trustee, Commonfund
                                                 from 1980 to 2001.
            ------------------------------------------------------------------------------------------------------------------------
            *     Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
            **    Co-Chairman of the Board of Directors and the Audit Committee.


    BLACKROCK CORPORATE HIGH YIELD FUND, INC.              MAY 31, 2007       25

Officers and Directors (concluded)

                           Position(s)  Length of
                           Held with    Time
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years
====================================================================================================================================
Fund Officers*
------------------------------------------------------------------------------------------------------------------------------------
Donald C.   P.O. Box 9011  Vice         1993 to  Managing Director of BlackRock, Inc. since 2006; Managing Director of Merrill Lynch
Burke       Princeton, NJ  President    present  Investment Managers, L.P. ("MLIM") and Fund Asset Management, L.P. ("FAM") in 2006;
            08543-9011     and          and 1999 First Vice President of MLIM and FAM from 1997 to 2005 and Treasurer thereof from
            Age: 46        Treasurer             1999 to present to 2006; Vice President of MLIM and FAM from 1990 to 1997.
------------------------------------------------------------------------------------------------------------------------------------
Karen       P.O. Box 9011  Fund Chief   2007 to  Managing Director of BlackRock, Inc. and Chief Compliance Officer of certain
Clark       Princeton, NJ  Compliance   present  BlackRock-advised funds since 2007; Director of BlackRock, Inc. from 2005 to 2007;
            08543-9011     Officer               Principal and Senior Compliance Officer, State Street Global Advisors, from 2001 to
            Age: 42                              2005; Principal Consultant, PricewaterhouseCoopers, LLP from 1998 to 2001; and
                                                 Branch Chief, Division of Investment Management and Office of Compliance
                                                 Inspections and Examinations, U.S. Securities and Exchange Commission, from 1993 to
                                                 1998.
------------------------------------------------------------------------------------------------------------------------------------
Alice A.    P.O. Box 9011  Secretary    2004 to  Director of BlackRock, Inc. since 2006; Director (Legal Advisory) of MLIM from 2002
Pellegrino  Princeton, NJ               present  to 2006; Vice President of MLIM from 1999 to 2002; Attorney associated with MLIM
            08543-9011                           from 1997 to 1999; Secretary of MLIM, FAM, FAM Distributors, Inc. and Princeton
            Age: 47                              Services from 2004 to 2006.
            ------------------------------------------------------------------------------------------------------------------------
            *     Officers of the Fund serve at the pleasure of the Board of Directors.
------------------------------------------------------------------------------------------------------------------------------------

Custodian

JPMorgan Chase Bank, N.A.
3 Chase Metrotech Center
Brooklyn, NY 11245

Transfer Agent

Computershare Trust Company, N.A.
P.O. Box 43010
Providence, RI 02940-3010

NYSE Symbol

COY


26       BLACKROCK CORPORATE HIGH YIELD FUND, INC.              MAY 31, 2007

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund's Web site. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund's electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisers, banks or brokerages may offer this service.


    BLACKROCK CORPORATE HIGH YIELD FUND, INC.              MAY 31, 2007       27

BlackRock Corporate High Yield Fund, Inc. seeks to provide shareholders with current income by investing primarily in a diversified portfolio of fixed income securities that are rated in the lower rating categories of the established rating services (Ba or lower by Moody's Investors Service, Inc. or BB or lower by Standard & Poor's Corporation) or are unrated securities of comparable quality.

This report, including the financial information herein, is transmitted to shareholders of BlackRock Corporate High Yield Fund, Inc. for their information. It is not a prospectus. The Fund has leveraged its Common Stock to provide Common Stock shareholders with a potentially higher rate of return. Leverage creates risk for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of Common Stock shares, and the risk that fluctuations in short-term interest rates may reduce the Common Stock's yield. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-441-7762; (2) at www.blackrock.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.blackrock.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

BlackRock Corporate High Yield Fund, Inc.
P.O. Box 9011
Princeton, NJ 08543-9011

                                                                       BLACKROCK

                                                                     #16718-5/07

Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Joe Grills and (2) Robert S. Salomon, Jr.

Item 4 -  Principal Accountant Fees and Services

          (a) Audit Fees -            Fiscal Year Ended May 31, 2007 - $38,850
                                      Fiscal Year Ended May 31, 2006 - $38,850

          (b) Audit-Related Fees -    Fiscal Year Ended May 31, 2007 - $8,000
                                      Fiscal Year Ended May 31, 2006 - $8,000

          The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

          (c) Tax Fees -              Fiscal Year Ended May 31, 2007 - $6,100
                                      Fiscal Year Ended May 31, 2006 - $6,000

          The nature of the services include tax compliance, tax advice and tax planning.

          (d) All Other Fees -        Fiscal Year Ended May 31, 2007 - $0
                                      Fiscal Year Ended May 31, 2006 - $0

          (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

          (e)(2) 0%

          (f) Not Applicable

          (g) Fiscal Year Ended May 31, 2007 - $2,933,417
              Fiscal Year Ended May 31, 2006 - $3,138,717

          (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

          Regulation S-X Rule 2-01(c)(7)(ii) - $1,739,500, 0%

Item 5 - Audit Committee of Listed Registrants - The following individuals are members of the registrant's separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)):

          James H. Bodurtha
          Kenneth A. Froot
          Joe Grills
          Herbert I. London
          Roberta Cooper Ramo
          Robert S. Salomon, Jr.

Item 6 - Schedule of Investments - The registrant's Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Proxy Voting Policies and Procedures Applicable to the Fund

          Each Fund's Board of Directors has delegated to the Manager authority to vote all proxies relating to the Fund's portfolio securities. The Manager has adopted policies and procedures (the "Proxy Voting Procedures") with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including a Fund. Pursuant to these Proxy Voting Procedures, the Manager's primary objective when voting proxies is to make proxy voting decisions solely in the best interests of each Fund and its shareholders, and to act in a manner that the Manager believes is most likely to enhance the economic value of the securities held by the Fund. The Proxy Voting Procedures are designed to ensure that the Manager considers the interests of its clients, including each Fund, and not the interests of the Manager, when voting proxies and that real (or perceived) material conflicts that may arise between the Manager's interest and those of the Manager's clients are properly addressed and resolved.

          In order to implement the Proxy Voting Procedures, the Manager has formed a Proxy Voting Committee (the "Committee"). The Committee, which is a subcommittee of the Manager's Equity Investment Policy Oversight Committee ("EIPOC"), is comprised of a senior member of the Manager's equity management group who is also a member of EIPOC, one or more other senior investment professionals appointed by EIPOC, portfolio managers and investment analysts appointed by EIPOC and any other personnel EIPOC deems appropriate. The Committee will also include two non-voting representatives from the Manager's Legal Department appointed by the Manager's General Counsel. The Committee's membership shall be limited to full-time employees of the Manager. No person with any investment banking, trading, retail brokerage or research responsibilities for the Manager's affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee on the same basis as other interested knowledgeable parties not affiliated with the Manager might be asked to do so). The Committee determines how to vote the proxies of all clients, including a Fund, that have delegated proxy voting authority to the Manager and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for the Manager and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

          The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue. The Manager believes that certain proxy voting issues require investment analysis - such as approval of mergers and other significant corporate transactions - akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common position for the Manager on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for a Fund (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that the Manager will generally seek to vote proxies over which the Manager exercises voting authority in a uniform manner for all the Manager's clients, the Committee, in conjunction with a Fund's portfolio manager, may determine that the Fund's specific circumstances require that its proxies be voted differently.

          To assist the Manager in voting proxies, the Committee has retained Institutional Shareholder Services ("ISS"). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Manager by ISS include in-depth research, voting recommendations (although the Manager is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Fund in fulfilling its reporting and recordkeeping obligations under the Investment Company Act.

          The Manager's Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Manager generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, the Manager will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of a Fund.

          From time to time, the Manager may be required to vote proxies in respect of an issuer where an affiliate of the Manager (each, an "Affiliate"), or a money management or other client of the Manager, including investment companies for which the Manager provides investment advisory, administrative and/or other services (each, a "Client"), is involved. The Proxy Voting Procedures and the Manager's adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Manager's clients.

          In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the Committee may pass the voting power to a subcommittee, appointed by EIPOC (with advice from the Secretary of the Committee), consisting solely of Committee members selected by EIPOC. EIPOC shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Manager's relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of the Manager's clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter the Manager's normal voting guidelines or, on matters where the Manager's policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Manager on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary's absence, the Assistant Secretary of the Committee concurs that the subcommittee's determination is consistent with the Manager's fiduciary duties.

          In addition to the general principles outlined above, the Manager has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and the Manager may elect to vote differently from the recommendation set forth in a voting guideline if the Committee determines that it is in a Fund's best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.

          The Manager has adopted specific voting guidelines with respect to the following proxy issues:

          o Proposals related to the composition of the board of directors of issuers other than investment companies. As a general matter, the Committee believes that a company's board of directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is, therefore, best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee's number of other directorships, history of representing shareholder interests as a director of other companies or other factors, to the extent the Committee deems relevant.

          o Proposals related to the selection of an issuer's independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

          o Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer's board of directors, rather than shareholders. Proposals to "micro-manage" an issuer's compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

          o Proposals related to requests, principally from management, for approval of amendments that would alter an issuer's capital structure. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

          o Proposals related to requests for approval of amendments to an issuer's charter or by-laws. As a general matter, the Committee opposes poison pill provisions.

          o Routine proposals related to requests regarding the formalities of corporate meetings.

          o Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund's board of directors (rather than its shareholders) is best positioned to set fund policy and oversee management. However, the Committee opposes granting boards of directors authority over certain matters, such as changes to a fund's investment objective, which the Investment Company Act envisions will be approved directly by shareholders.

          o Proposals related to limiting corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

          Information about how a Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12 month period ended June 30 is available without charge (1) at www.blackrock.com and (2) on the Commission's web site at http://www.sec.gov.

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - as of June 14, 2007.

          (a)(1) The Fund is managed by a team of investment professionals comprised of Scott Amero, Managing Director at BlackRock, Jeff Gary, CPA, Managing Director at BlackRock, Kevin J. Booth, CFA, Managing

          Director at BlackRock and James E. Keenan, CFA, Director at BlackRock. Each is a member of BlackRock's fixed income portfolio management group. Messrs. Amero and Gary are responsible for setting the Fund's overall credit strategy. Messrs. Booth and Keenan are the Fund's co-portfolio managers and are responsible for the day-to-day management of the Fund's portfolio and the selection of its investments. Messrs. Amero and Gary have been members of the Fund's management team since 2006 and Mr. Keenan has been the Fund's portfolio manager since 2006 and Mr. Booth has been the Fund's portfolio manager since 2007.

          Scott Amero is co-head of BlackRock's fixed income portfolio management group. He is a member of the Management Committee and the Investment Strategy Group. Mr. Amero is a senior strategist and portfolio manager with responsibility for overseeing all fixed income sector strategy and the overall management of client portfolios. He is also the head of global credit research. He is a director of Anthracite Capital, Inc., BlackRock's publicly-traded real estate investment trust. Mr. Amero has been with BlackRock since 1990.

          Jeff Gary is the head of BlackRock's high yield team within the Fixed Income Portfolio Management Group. Prior to joining BlackRock in 2003, Mr. Gary was a Managing Director and portfolio manager with AIG (American General) Investment Group.

          Kevin Booth is co-head of the high yield team within BlackRock's Fixed Income Portfolio Management Group. His primary responsibilities are managing portfolios and directing investment strategy. He specializes in hybrid high yield portfolios, consisting of leveraged bank loans, high yield bonds, and distressed obligations. Prior to joining BlackRock, Mr. Booth was a Managing Director (Global Fixed Income) of Merrill Lynch Investment Managers ("MLIM") in 2006, a Director from 1998 to 2006 and was a Vice President of MLIM from 1991 to 1998. He has been a portfolio manager with BlackRock or MLIM since 1992, and was a member of MLIM's bank loan group from 2000 to 2006.

          James Keenan is a high yield portfolio manager and trader within BlackRock's Fixed Income Portfolio Management Group. His primary responsibilities are managing client portfolios, executing trades and ensuring consistency across high yield portfolios. Mr. Keenan has been with BlackRock since 2004. Prior to joining BlackRock, he was a senior high yield trader at Columbia Management Group. Mr. Keenan began his investment career at UBS Global Asset Management where he held roles as a trader, research analyst and a portfolio analyst from 1998 through 2003.

          (a)(2)As of June 14, 2007:

---------------------------------------------------------------------------------------------------------------------------
                                                                               (iii) Number of Other Accounts and
                          (ii) Number of Other Accounts Managed                 Assets for Which Advisory Fee is
                                and Assets by Account Type                             Performance-Based
---------------------------------------------------------------------------------------------------------------------------
                       Other                                                   Other
  (i) Name of       Registered         Other Pooled                          Registered    Other Pooled
   Portfolio        Investment          Investment            Other          Investment     Investment           Other
    Manager         Companies            Vehicles            Accounts        Companies       Vehicles          Accounts
---------------------------------------------------------------------------------------------------------------------------
Scott Amero             33                 40                  298               0              3                 23
---------------------------------------------------------------------------------------------------------------------------
                  $24,743,328,020     $9,434,093,818     $108,814,650,898       $0        $1,864,784,629     $6,936,815,912
---------------------------------------------------------------------------------------------------------------------------
Jeff Gary               16                  9                  32                0              3                  9
---------------------------------------------------------------------------------------------------------------------------
                  $8,214,119,965      $7,026,319,752     $4,921,454,535         $0        $1,009,712,752     $985,272,142
---------------------------------------------------------------------------------------------------------------------------
Kevin Booth             21                  8                   8                0              2                  3
---------------------------------------------------------------------------------------------------------------------------
                  $11,476,866,039     $3,612,722,677     $1,583,341,688         $0        $534,630,572       $542,182,282
---------------------------------------------------------------------------------------------------------------------------
James Keenan            16                  7                  25                0              1                  4
---------------------------------------------------------------------------------------------------------------------------
                  $8,214,119,965      $2,556,314,911     $4,414,087,682         $0        $440,758,095       $693,091,624
---------------------------------------------------------------------------------------------------------------------------

          (iv) Potential Material Conflicts of Interest

          BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock's (or its affiliates') officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Fund. In this connection, it should be noted that certain portfolio managers currently manage certain accounts that are subject to performance fees. In addition, certain portfolio managers assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

          As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

          (a)(3) As of May 31, 2007:

      Portfolio Manager Compensation

          Portfolio Manager Compensation

          BlackRock's financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan and Restricted Stock Program.

          Base compensation

          Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm.

          Discretionary compensation

          In addition to base compensation, portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus as well as one or more of the following:

          Long-Term Retention and Incentive Plan (LTIP)

          The LTIP is a long-term incentive plan that seeks to reward certain key employees. The plan provides for the grant of awards that are expressed as an amount of cash that, if properly vested and subject to the attainment of certain performance goals, will be settled in cash and/or in BlackRock, Inc. common stock.

          Deferred Compensation Program

          A portion of the compensation paid to each portfolio manager may be voluntarily deferred by the portfolio manager into an account that tracks the performance of certain of the firm's investment products. Each portfolio manager is permitted to allocate his deferred amounts among various options, including to certain of the firm's hedge funds and other unregistered products. In addition, prior to 2005, a portion of the annual compensation of certain senior managers was mandatorily deferred in a similar manner for a number of years. Beginning in 2005, a portion of the annual compensation of certain senior managers was paid in the form of BlackRock, Inc. restricted stock units which vest ratably over a number of years.

          Options and Restricted Stock Awards

          While incentive stock options are not currently being awarded to BlackRock employees, BlackRock, Inc. previously granted stock options to key employees, including certain portfolio managers who may still hold unexercised or unvested options. BlackRock, Inc. also has a restricted stock award program designed to reward certain key employees as an incentive to contribute to the long-term success of BlackRock. These awards vest over a period of years.

          Incentive Savings Plans

          BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including an Employee Stock Purchase Plan (ESPP) and a 401(k) plan. The 401(k) plan may involve a company match of the 50% employee's pre-tax contribution of up to 6% of the employee's salary, limited to $4,000 per year. BlackRock also offers a Company Retirement Contribution equal to 3% to 5% of eligible compensation, depending on BlackRock, Inc.'s overall net operating income. The company match is made in cash. The firm's 401(k) plan offers a range of investment options, including registered investment companies managed by the firm. Each portfolio manager is eligible to participate in these plans.

          Annual incentive compensation for each portfolio manager is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager's group within BlackRock, the investment performance, including risk-adjusted returns and income generation, of the firm's assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual's teamwork and contribution to the overall performance of these portfolios and BlackRock. Unlike many other firms, portfolio managers at BlackRock compete against benchmarks rather than each other. In most cases, including for the portfolio managers of the Registrant, these benchmarks are the same as the benchmark or benchmarks against which the investment performance, including risk-adjusted returns and income generation, of the Registrant or other accounts are measured. These benchmarks include customized benchmarks, Lipper peer groups and a subset of other closed-end taxable debt funds. A group of BlackRock, Inc.'s officers determines which benchmarks against which to compare the performance of funds and other accounts managed by each portfolio manager. With respect to the Registrant, such benchmarks include the CSFB High Yield Index.

          The group of BlackRock, Inc.'s officers then makes a subjective determination with respect to the portfolio manager's compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks. This determination may take into consideration the fact that a benchmark may not perfectly correlate to the way the Registrant or other accounts are managed, even if it is the benchmark that is most appropriate for the Registrant or other account. For example, a benchmark's return may be based on the total return of the securities comprising the benchmark, but the Registrant or other account may be managed to maximize income and not total return. Senior portfolio managers who perform additional management functions within BlackRock may receive additional compensation for serving in these other capacities.

(a)(4) Beneficial Ownership of Securities. As of May 31, 2007, none of Messrs. Amero, Gary, Baumgarten and Keenan beneficially owned any stock issued by the Fund.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - The registrant's Nominating Committee will consider nominees to the Board recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations which include biographical information and set forth the qualifications of the proposed nominee to the registrant's Secretary. There have been no material changes to these procedures.

Item 11 - Controls and Procedures

11(a) - The registrant's principal executive and principal financial officers or persons performing similar functions have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities and Exchange Act of 1934, as amended.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Corporate High Yield Fund, Inc.


By: /s/ Robert C. Doll, Jr.
    -----------------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    BlackRock Corporate High Yield Fund, Inc.

Date: July 24, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    -----------------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    BlackRock Corporate High Yield Fund, Inc.

Date: July 24, 2007


By: /s/ Donald C. Burke
    -----------------------------------------
    Donald C. Burke,
    Chief Financial Officer of
    BlackRock Corporate High Yield Fund, Inc.

Date: July 24, 2007